Exhibit 10.1 $750,000,000 CREDIT AGREEMENT dated as of March 25, 2025 by and among HORMEL FOODS CORPORATION, as Borrower, the Lenders referred to herein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and Issuing Lender U.S. BANK NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., and BOFA SECURITIES, INC. as Syndication Agents WELLS FARGO SECURITIES, LLC, U.S. BANK NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., and BOFA SECURITIES, INC. as Joint Lead Arrangers and Joint Bookrunners

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ......................................................................................................................... 1 SECTION 1.1 Definitions ............................................................................................................. 1 SECTION 1.2 Other Definitions and Provisions ......................................................................... 28 SECTION 1.3 Accounting Terms................................................................................................ 29 SECTION 1.4 Rounding .............................................................................................................. 29 SECTION 1.5 References to Agreement and Laws .................................................................... 29 SECTION 1.6 Times of Day ....................................................................................................... 29 SECTION 1.7 Rates .................................................................................................................... 30 SECTION 1.8 Exchange Rates; Currency Equivalents; Daily Simple RFR Loans..................... 30 SECTION 1.9 Divisions .............................................................................................................. 31 SECTION 1.10 Change of Currency ............................................................................................. 31 ARTICLE II REVOLVING CREDIT FACILITY ..................................................................................... 31 SECTION 2.1 Revolving Loans .................................................................................................. 31 SECTION 2.2 Procedure for Advances of Loans ........................................................................ 32 SECTION 2.3 Repayment and Prepayment of Loans ................................................................. 32 SECTION 2.4 Permanent Reduction of the Commitment ........................................................... 33 SECTION 2.5 Termination of the Revolving Credit Facility ...................................................... 34 SECTION 2.6 Swing Line ........................................................................................................... 34 SECTION 2.7 L/C Facility .......................................................................................................... 36 ARTICLE III GENERAL LOAN PROVISIONS....................................................................................... 43 SECTION 3.1 Interest ................................................................................................................. 43 SECTION 3.2 Notice and Manner of Conversion or Continuation of Loans .............................. 46 SECTION 3.3 Fees ...................................................................................................................... 47 SECTION 3.4 Manner of Payment .............................................................................................. 47 SECTION 3.5 Evidence of Indebtedness .................................................................................... 48 SECTION 3.6 Adjustments ......................................................................................................... 48 SECTION 3.7 Obligations of Lenders ......................................................................................... 49 SECTION 3.8 Changed Circumstances ....................................................................................... 49 SECTION 3.9 Indemnity ............................................................................................................. 53 SECTION 3.10 Increased Costs .................................................................................................... 53 SECTION 3.11 Taxes .................................................................................................................... 55 SECTION 3.12 Mitigation Obligations; Replacement of Lenders ................................................ 58 SECTION 3.13 Incremental Revolving Loans .............................................................................. 59 SECTION 3.14 Extension of Revolver Maturity Date .................................................................. 60 SECTION 3.15 Cash Collateral ..................................................................................................... 62 SECTION 3.16 Defaulting Lenders .............................................................................................. 63 ARTICLE IV CONDITIONS OF CLOSING AND BORROWING ......................................................... 65 SECTION 4.1 Conditions to Closing and Initial Loans .............................................................. 65 SECTION 4.2 Conditions to All Extensions of Credit ................................................................ 67 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BORROWER ............................... 68 SECTION 5.1 Organization; Power; Qualification ..................................................................... 68 SECTION 5.2 Authorization Enforceability ............................................................................... 68

ii SECTION 5.3 Compliance with Laws, Etc ................................................................................. 68 SECTION 5.4 Compliance with Law; Governmental Approvals ............................................... 68 SECTION 5.5 Tax Returns and Payments .................................................................................. 68 SECTION 5.6 [Reserved] ............................................................................................................ 69 SECTION 5.7 Environmental Matters ........................................................................................ 69 SECTION 5.8 Employee Benefit Matters ................................................................................... 69 SECTION 5.9 Margin Stock ....................................................................................................... 69 SECTION 5.10 Investment Company ........................................................................................... 69 SECTION 5.11 Financial Statements; No Material Adverse Change ........................................... 70 SECTION 5.12 [Reserved] ............................................................................................................ 70 SECTION 5.13 Titles to Properties ............................................................................................... 70 SECTION 5.14 [Reserved] ............................................................................................................ 70 SECTION 5.15 Litigation .............................................................................................................. 70 SECTION 5.16 Absence of Defaults ............................................................................................. 70 SECTION 5.17 Anti-Corruption Laws and Sanctions................................................................... 70 SECTION 5.18 [Reserved] ............................................................................................................ 71 SECTION 5.19 Disclosure ............................................................................................................ 71 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 71 SECTION 6.1 Financial and Other Reporting ............................................................................. 71 SECTION 6.2 Preservation of Corporate Existence and Related Matters................................... 73 SECTION 6.3 Maintenance of Property and Licenses ................................................................ 73 SECTION 6.4 Insurance .............................................................................................................. 73 SECTION 6.5 Accounting Methods and Financial Records ....................................................... 74 SECTION 6.6 Payment of Taxes and Other Obligations ............................................................ 74 SECTION 6.7 Compliance With Laws and Approvals ............................................................... 74 SECTION 6.8 Visits and Inspections; Lender Meetings ............................................................. 74 SECTION 6.9 Use of Proceeds ................................................................................................... 74 ARTICLE VII NEGATIVE COVENANTS ............................................................................................... 75 SECTION 7.1 Minimum Consolidated Interest Coverage Ratio ................................................ 75 SECTION 7.2 Liens, Etc ............................................................................................................. 75 SECTION 7.3 Restrictions on Fundamental Changes ................................................................. 76 ARTICLE VIII DEFAULT AND REMEDIES .......................................................................................... 76 SECTION 8.1 Events of Default ................................................................................................. 76 SECTION 8.2 Remedies .............................................................................................................. 78 SECTION 8.3 Rights and Remedies Cumulative; Non-Waiver; etc ........................................... 79 SECTION 8.4 Crediting of Payments and Proceeds ................................................................... 79 SECTION 8.5 Administrative Agent May File Proofs of Claim ................................................. 79 ARTICLE IX THE ADMINISTRATIVE AGENT .................................................................................... 80 SECTION 9.1 Appointment and Authority ................................................................................. 80 SECTION 9.2 Rights as a Lender................................................................................................ 80 SECTION 9.3 Exculpatory Provisions ........................................................................................ 81 SECTION 9.4 Reliance by the Administrative Agent ................................................................. 81 SECTION 9.5 Delegation of Duties ............................................................................................ 82 SECTION 9.6 Resignation of Administrative Agent .................................................................. 82 SECTION 9.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 83

iii SECTION 9.8 No Other Duties, etc ............................................................................................ 84 SECTION 9.9 Certain ERISA Matters ........................................................................................ 84 SECTION 9.10 Erroneous Payments ............................................................................................ 85 ARTICLE X MISCELLANEOUS.............................................................................................................. 86 SECTION 10.1 Notices ................................................................................................................. 86 SECTION 10.2 Amendments, Waivers and Consents .................................................................. 87 SECTION 10.3 Expenses; Indemnity ............................................................................................ 89 SECTION 10.4 Right of Set Off.................................................................................................... 91 SECTION 10.5 Governing Law; Jurisdiction, Etc ........................................................................ 91 SECTION 10.6 Waiver of Jury Trial ............................................................................................. 92 SECTION 10.7 Reversal of Payments ........................................................................................... 92 SECTION 10.8 Punitive Damages ................................................................................................ 92 SECTION 10.9 Accounting Matters.............................................................................................. 92 SECTION 10.10 Successors and Assigns; Participations ............................................................... 93 SECTION 10.11 Confidentiality ..................................................................................................... 96 SECTION 10.12 Performance of Duties ......................................................................................... 97 SECTION 10.13 All Powers Coupled with Interest ........................................................................ 97 SECTION 10.14 Survival ................................................................................................................ 97 SECTION 10.15 Titles and Captions .............................................................................................. 98 SECTION 10.16 Severability of Provisions .................................................................................... 98 SECTION 10.17 Counterparts; Integration; Effectiveness; Electronic Execution .......................... 98 SECTION 10.18 Term of Agreement .............................................................................................. 99 SECTION 10.19 USA Patriot Act ................................................................................................... 99 SECTION 10.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .... 99 SECTION 10.21 Acknowledgement Regarding Any Supported QFCs ........................................ 100

iv EXHIBITS Exhibit A - Forms of Notes Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Prepayment Exhibit E - Form of Notice of Conversion/Continuation Exhibit F - Form of Officer’s Compliance Certificate Exhibit G - Form of Assignment and Assumption Exhibit H-1 - U.S. Tax Compliance Certificate Exhibit H-2 - U.S. Tax Compliance Certificate Exhibit H-3 - U.S. Tax Compliance Certificate Exhibit H-4 - U.S. Tax Compliance Certificate SCHEDULES Schedule 1.1 - Commitments

14012872v7 CREDIT AGREEMENT, dated as of March 25, 2025, by and among HORMEL FOODS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders, Swing Line Lender and Issuing Lender. STATEMENT OF PURPOSE The Borrower has requested, and, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed, to extend a revolving credit facility to the Borrower on the terms and conditions of this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended. “Adjusted Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Singapore Dollars, the greater of (i) the sum of (A) SORA for the day (such day, a “Singapore Dollar RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SORA is published by the SORA Administrator on the SORA Administrator’s Website; provided that if by 5:00 p.m. (Singapore time) on the second (2nd) RFR Business Day immediately following any Singapore Dollar RFR Determination Day, SORA in respect of such Singapore Dollar RFR Determination Day has not been published on the SORA Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple RFR for Singapore Dollars has not occurred, then SORA for such Singapore Dollar RFR Determination Day will be SORA as published in respect of the first preceding RFR Business Day for which such SORA was published on the SORA Administrator’s Website; provided further that SORA as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SORA Adjustment and (ii) the Floor; and (b) Sterling, the greater of (i) the sum of (A) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple

2 RFR for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SONIA Adjustment and (ii) the Floor. Any change in Adjusted Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrower. “Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable Alternative Currency not bearing interest based on an RFR (which, as of the date hereof, shall mean each of the Currencies identified in clause (a) of the definition of “Alternative Currency”, other than Canadian Dollars, Sterling and Singapore Dollars) for any Interest Period, a rate per annum determined by the Administrative Agent pursuant to the following formula: “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided, that, if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo (or any of its designated branch offices or affiliates), in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 9.6. “Administrative Agent’s Office” means, with respect to any currency, the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 10.1(c) with respect to such currency. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. The terms “controlling” and “controlled” have meanings correlative thereto. Adjusted Eurocurrency Rate = Eurocurrency Rate for such Currency for such Interest Period 1.00-Eurocurrency Reserve Percentage

3 “Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time. “Alternative Currency” means each of (a) Canadian Dollars, Singapore Dollars, Euros and Sterling or (b) any other currency (other than Dollars) which is (i) readily available, freely transferable and convertible into Dollars in the international interbank market, available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated, (ii) requested by the Borrower and (iii) in the case of any such other currency, acceptable to all of the Lenders; provided, that, in connection with any approved request for an Alternative Currency pursuant to clause (b), the Administrative Agent will have the right to make any technical, administrative or operational changes that the Administrative Agent decides may be appropriate to reflect the inclusion of such Alternative Currency and the adoption and implementation of the benchmark rate applicable thereto and to permit the administration thereof by the Administrative Agent from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. “Alternative Currency Equivalent” means, subject to Section 1.8, for any amount, at the time of determination thereof, with respect to any amount expressed in Dollars, the equivalent of such amount thereof in the applicable Alternative Currency as determined by the Administrative Agent in its sole discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the per annum rate determined as set forth below based on the Debt Rating as set forth below: Pricing Level Debt Rating (S&P/Moody’s) RFR Loans and Eurocurrency Rate Loans Base Rate Loans Facility Fee I >AA-/>Aa3 0.575% 0.0% 0.050% II A+/A1 0.675% 0.0% 0.050% III A/A2 0.785% 0.0% 0.065%

4 Pricing Level Debt Rating (S&P/Moody’s) RFR Loans and Eurocurrency Rate Loans Base Rate Loans Facility Fee IV A-/A3 0.920% 0.0% 0.080% V <BBB+/<Baa1 1.160% 0.160% 0.090% Initially, the Applicable Margin shall be as set forth in Pricing Level III. Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of such public announcement and ending on the date immediately preceding the effective date of the next such publicly announced change. If at any time there is a split in the Debt Ratings issued by Moody’s and S&P, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level I being the highest and the Debt Rating for Pricing Level V being the lowest) unless the lower Debt Rating is more than one tier lower than the higher Debt Rating, in which case the Pricing Level shall be one level lower than the otherwise applicable higher Pricing Level. If at any time the Borrower has a Debt Rating from either Moody’s or S&P but not from both Moody’s and S&P, then the Pricing Level shall be based on the single available Debt Rating. If at any time the Borrower does not have a Debt Rating from Moody’s and does not have a Debt Rating from S&P, then Pricing Level V shall apply. If at any time Pricing Level V is applicable pursuant to the preceding sentence, the Lenders will, at the request of the Borrower, enter into good faith negotiations with the Borrower regarding amending this definition to refer to debt or corporate credit ratings provided by one or more mutually satisfactory alternate debt or corporate credit rating providers. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Wells Fargo Securities, LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A., and U.S. Bank National Association, in their capacity as joint lead arrangers and joint bookrunners and their respective successors. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.10), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any Currency, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark

5 (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than zero percent (0%). “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 3.1(a). All Base Rate Loans shall be denominated in Dollars. “Base Rate Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”. “Benchmark” means, initially, with respect to any: (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8(c)(i); (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, the Term CORRA Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate or then-current Benchmark for Canadian Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8(c)(i); (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling or Singapore Dollars, the Adjusted Daily Simple RFR applicable for such Currency; provided that if a Benchmark Transition Event has occurred with respect to such Adjusted Daily Simple RFR or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8(c)(i); (d) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, EURIBOR; provided that if a Benchmark Transition Event has occurred with respect to EURIBOR, or the then-current Benchmark for Euros, then “Benchmark” means, with respect to such Obligations, interest, fees,

6 commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then- current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, is such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to such Benchmark:

7 (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any Currency, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8(c)(i) and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230.

8 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning assigned thereto in the introductory paragraph hereto. “Borrower Materials” has the meaning assigned thereto in Section 6.1. “Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. “Canadian Dollar” means the lawful currency of Canada. “Capital Lease” means, as applied to any Person, any lease of any property by such Person as lessee which, in conformity with GAAP, is accounted for as a finance lease on the balance sheet of such Person. “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “Cash Collateralize” means, to pledge and deposit with, or deliver to the Administrative Agent, or directly to the Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of the Issuing Lender, the Swing Line Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Line Loans, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender and the Swing Line Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the Issuing Lender and the Swing Line Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Collateralized Letter of Credit” has the meaning assigned thereto in Section 2.7(j)(iv). “Change in Control” means an event or series of events by which (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Hormel Foundation, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all securities that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the Capital Stock of the Borrower entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Borrower or (b) a majority of the board of directors (or equivalent governing body) of the Borrower shall not be Continuing Directors.

9 “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Closing Date” means March 25, 2025. “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time. “Commitment” means, with respect to each Lender, that Lender’s Revolving Commitment. “Commitment Percentage” means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Commitment of such Lender to (b) the amount of the Revolving Commitment of all the Lenders. “Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of “Eurocurrency Banking Day”, the definition of “RFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.9 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated EBITDA” means for any period, for the Borrower and its consolidated Subsidiaries, the sum of (a) consolidated net income of the Borrower for such period in accordance with GAAP, plus (b) to the extent deducted in determining such consolidated net income the sum (without duplication) of (i) consolidated interest expense of the Borrower for such period, (ii) consolidated income tax expense of the Borrower for such period, (iii) consolidated depreciation and amortization expenses of the Borrower for

10 such period, (iv) any non-cash expenses or losses of the Borrower for such period classified as extraordinary, unusual or non-recurring, including goodwill impairment or amortization expense and non- cash losses from the sale, exchange, transfer or other disposition of property or assets of the Borrower or its consolidated Subsidiaries and the related tax effects for such period, (v) any non-cash stock-based compensation expenses of the Borrower for such period, and (vi) any non-recurring costs and expenses that are included in the calculation of EBITDA in the Borrower’s Annual Report on Form 10-K and are reasonably acceptable to the Administrative Agent in its reasonable discretion, all in accordance with GAAP, minus (c) to the extent included in determining such consolidated net income, the sum (without duplication) of (i) any extraordinary, unusual or non-recurring gains or income of the Borrower or its consolidated Subsidiaries during such period and (ii) any gains from the sale, exchange, transfer or other disposition of property or assets or other disposition of property or assets of the Borrower or its consolidated Subsidiaries (other than inventory sold in the ordinary course of business) during such period, all in accordance with GAAP. “Consolidated Interest Coverage Ratio” means, for the Borrower and its Subsidiaries, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently completed four fiscal quarter period for which financial statements have been delivered by the Borrower pursuant to Section 6.1 hereof or of the Existing Credit Agreement to (b) Consolidated Interest Expense for the most recently completed four fiscal quarter period for which financial statements have been delivered by the Borrower pursuant to Section 6.1 hereof or of the Existing Credit Agreement. “Consolidated Interest Expense” means, for any period and determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, interest expense (including interest expense attributable to obligations in respect of Capital Leases) for such period. “Continuing Directors” means the directors of the Borrower on the Closing Date and each other director of the Borrower if such other director’s election or nomination for election to the board of directors (or equivalent governing body) of the Borrower is approved by at least 51% of the then Continuing Directors. “CORRA” means a rate equal to the Canadian Overnight Repo Rate Average, as administered and published by the CORRA Administrator. “CORRA Administrator” means the Bank of Canada (or any successor administrator of the Term CORRA Reference Rate). “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned thereto in Section 10.21. “Currencies” means Dollars and each Alternative Currency, and “Currency” means any of such Currencies.

11 “Daily Simple RFR Loan” means any Loan that bears interest at a rate based on Adjusted Daily Simple RFR. “Debt Rating” means, as applicable, (a) the corporate family rating of the Borrower as determined by Moody’s as of the applicable date and (b) the corporate rating of the Borrower as determined by S&P as of the applicable date. “Default” means any of the events specified in Section 8.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 3.16(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Loans required to be funded by it hereunder within two Business Days of the date such Revolving Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of participations in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any debtor relief law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.16(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swing Line Lender and each Lender. “Dispute” means any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document, between or among parties hereto and to the other Loan Documents.

12 “Disqualifying Event” has the meaning assigned thereto in Section 3.10(e). “Dollar Equivalent” means, subject to Section 1.8, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount and (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars as determined by the Administrative Agent at such time in its sole discretion by reference to the most recent Spot Rate for such Alternative Currency (as determined as of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “EMU Legislation” means the legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency. “Entitled Person” has the meaning assigned thereto in Section 3.4(b). “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use,

13 treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time. “ERISA Affiliate” means any Person who together with the Borrower or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “ERISA Event” means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (b) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility by the Borrower or an ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Borrower or any ERISA Affiliate to meet the minimum funding standards of Sections 412 or 430 of the Code or the Borrower or any ERISA Affiliate files for an application for a waiver of minimum funding standards pursuant to Section 412 (c) of the Code or Section 302(c) of ERISA with respect to any Pension Plan; (f) conditions exist for the imposition of a lien under Section 303 of ERISA; (g) the adoption of an amendment to a Pension Plan requiring the provision of security to such Pension Plan, pursuant to Section 436 (f) of the Code; (h) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which, in the reasonable judgment of the Borrower, might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; (i) the failure of a Pension Plan and its trust to meet the requirements of Section 436 of the Code; (j) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan if Withdrawal Liability is asserted by such plan; (k) any event or condition which results in the insolvency of a Multiemployer Plan under Section 4245 of ERISA; or (l) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 9.10(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Euro” and “€” mean the single currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency Banking Day” means, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day; provided, that for purposes of notice requirements in Sections 2.2(a), 2.3(c), and 3.2, in each case, such day is also a Business Day. “Eurocurrency Rate” means, for any Eurocurrency Rate Loan for any Interest Period denominated in Euros, the greater of (i) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest

14 Period, at approximately 11:00 a.m. (Brussels time) on the applicable Rate Determination Date and (ii) the Floor. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the applicable Eurocurrency Rate. “Eurocurrency Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” means any of the events specified in Section 8.1. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any United States federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to a request by the Borrower under Section 3.12(b)) or (ii) or changes its Lending Office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of change in its Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 3.11, (c) Taxes attributable to such recipient’s failure to comply with Section 3.11(e), and (d) any U.S. federal withholding Taxes under FATCA. “Existing Credit Agreement” means that certain Credit Agreement, as heretofore amended, dated as of May 6, 2021, among the Borrower, the lenders party thereto and Wells Fargo, as administrative agent. “Extended Letter of Credit” has the meaning assigned thereto in Section 2.7(a)(ii). “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Loans made by such Lender then outstanding, (ii) such Lender’s Commitment Percentage of the L/C Obligations then outstanding, and (iii) such Lender’s Commitment Percentage of the Swing Line Loans then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices

15 adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means (a) the Wells Fargo Fee Letter, (b) that certain letter agreement, dated as of February 26, 2025, by and among U.S. Bank National Association and the Borrower, (c) that certain letter agreement, dated as of February 26, 2025, by and among JPMorgan Chase Bank, N.A. and the Borrower, and (d) that certain letter agreement, dated as of February 26, 2025, by and among BofA Securities, Inc. and the Borrower. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries ending on the last Sunday in October of each year. “Floor” means a rate of interest equal to zero percent (0%). “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by the Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Commitment Percentage of outstanding Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

16 “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guaranty Obligation” means, with respect to the Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guaranty Obligation made by any guarantor shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guarantor may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless (in the case of a primary obligation that is not Indebtedness) such primary obligation and the maximum amount for which such guarantor may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such guarantor’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross- currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

17 “Hormel Foundation” means the Minnesota non-profit corporation organized for religious, charitable, scientific, literary or educational purposes. The Hormel Foundation is a public foundation. The Hormel Foundation is the beneficial owner of 46.71% of the common stock of the Borrower as of November 29, 2024. “Hostile Acquisition” means the acquisition of the Capital Stock of a Person (the “Target”) through a tender offer or similar solicitation of the owners of such Capital Stock which has not been approved (prior to such acquisition) by resolutions of the board of directors (or equivalent governing body) of the Target or by similar action if the Target is not a corporation or as to which such approval has been withdrawn. “Illegality Notice” has the meaning assigned thereto in Section 3.8(b). “Incremental Revolving Commitments” has the meaning assigned thereto in Section 3.13. “Incremental Revolving Lender” has the meaning assigned thereto in Section 3.13. “Incremental Revolving Loans” has the meaning assigned thereto in Section 3.13. “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition or similar agreements), except (i) trade payables arising in the ordinary course of business not more than sixty (60) days past due or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person, (ii) earn-out obligations, and (iii) customary post-closing purchase price adjustments; (c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all obligations, contingent or otherwise, of any such Person relative to (i) the face amount of letters of credit, whether or not drawn, including any Reimbursement Obligation, and (ii) any banker’s acceptances issued for the account of any such Person; and (g) all Guaranty Obligations of any such Person with respect to any of the foregoing.

18 For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. Solely for purposes of Section 8.1(f), and not for any other purpose hereof, the term “Indebtedness” shall also include Net Hedging Obligations. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Interest Payment Date” has the meaning assigned thereto in Section 3.1(d). “Interest Period” has the meaning assigned thereto in Section 3.1(b). “Interest Rate Contract” means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuing Lender” means Wells Fargo and any successor thereto. “Joinder Agreement” means an agreement in form and substance satisfactory to the Administrative Agent evidencing the Incremental Commitment of an Incremental Lender and otherwise effectuating Section 3.13. “Judgment Currency” has the meaning assigned thereto in Section 3.4(b). “L/C Commitment” means, as to the Issuing Lender, the obligation of the Issuing Lender to issue Letters of Credit for the account of the Borrower from time to time in an aggregate amount equal to the L/C Sublimit, which such amount may be changed after the Closing Date in a written agreement between the Borrower and the Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution). “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.7(e). “L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving Lenders other than the Issuing Lender. “L/C Sublimit” means the lesser of (a) $50,000,000 and (b) the aggregate amount of the Revolving Commitments. “Lender” means a financial institution identified on Schedule 1.1 hereto and any other financial institution which becomes a party to this Agreement pursuant to the terms hereof. Unless the context otherwise requires, the term “Lenders” includes the Swing Line Lender.

19 “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Loans, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Letter of Credit Application” means an application requesting the Issuing Lender to issue a Letter of Credit in the form specified by the Issuing Lender from time to time. “Letter of Credit Documents” means with respect to any Letter of Credit, such Letter of Credit, the Letter of Credit Application, a letter of credit agreement or reimbursement agreement and any other document, agreement and instrument required by the Issuing Lender and relating to such Letter of Credit, in each case in the form specified by the Issuing Lender from time to time. “Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 2.7. “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset. “Loan” means a Revolving Loan and/or a Swing Line Loan, as applicable. “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Documents, and each other document, instrument, certificate and agreement executed and delivered by the Borrower in favor of or provided to the Administrative Agent in connection with this Agreement or otherwise referred to herein or contemplated hereby (including all amendments to this Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time. “Material Adverse Effect” means, a material adverse effect on (a) the properties, business, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party or (c) the rights or benefits available to the Administrative Agent or the Lenders under the Loan Documents. “Material Subsidiary” means any Subsidiary of the Borrower contributing more than 5% of the Consolidated net sales of the Borrower and its Subsidiaries for the most recent four fiscal quarter period for which financial statements have been delivered by the Borrower pursuant to Section 6.1 hereof or of the Existing Credit Agreement. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 103% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 8.2(b), an amount equal to 103% of the aggregate outstanding amount of all L/C Obligations and (c) otherwise, an amount determined by the Administrative Agent and the Issuing Lender that is entitled to Cash Collateral hereunder at such time in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

20 “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate of the Borrower is making, or is obligated to make, contributions or has Withdrawal Liability. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Net Hedging Obligations” means, as of any date, the Termination Value of any Hedge Agreement on such date. “Non-Consenting Lender” means any Lender that has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 10.2, requires the consent of all Lenders or all affected Lenders and with respect to which the Required Lenders shall have granted their consent. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing the Loans made by such Lender, substantially in a form attached as Exhibit A, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Notice of Account Designation” has the meaning assigned thereto in Section 2.2(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.2(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 3.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.3(c). “Obligations” means, in each case whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders, the Issuing Lender or the Administrative Agent, under any Loan Document. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the Borrower substantially in the form attached as Exhibit F. “Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the

21 execution, delivery enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.12(b)). “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent (or to the extent payable to an Issuing Lender, such Issuing Lender, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions. “Participant” has the meaning assigned thereto in Section 10.10(d). “Participant Register” has the meaning assigned thereto in Section 10.10(d)(iii). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any “employee benefit plan” as defined in Section 3(2)(A) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for the employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliates. “Periodic Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity. “Platform” has the meaning assigned thereto in Section 6.1. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Wells Fargo as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders” has the meaning assigned thereto in Section 6.1. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

22 “QFC Credit Support” has the meaning assigned thereto in Section 10.21. “Rate Determination Date” means, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as reasonably determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent). “Register” has the meaning assigned thereto in Section 10.10(c). “Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2.7(e) for amounts drawn under Letters of Credit issued by the Issuing Lender. “Reinstated Letter of Credit” has the meaning assigned thereto in Section 2.7(j)(v). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (i) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Required Lenders” means, at any date, any combination of Lenders holding more than fifty percent (50%) of the aggregate amount of (a) the Revolving Commitments or (b) if the Revolving Commitments have been terminated, the aggregate outstanding principal amount of the Revolving Loans, L/C Obligations (and participations therein) and Swing Line Loans; provided that the Commitments of, and the portion of the Loans, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person designated by the Borrower and reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

23 “Revaluation Date” means, subject to Section 1.8, each of the following: (a) the date of the borrowing of any Revolving Loan denominated in an Alternative Currency, but only as to the amounts so borrowed on such date; (b) each date of a continuation of a Revolving Loan denominated in an Alternative Currency pursuant to the terms of this Agreement, but only as to the amounts so continued on such date; and (c) such additional dates as the Administrative Agent shall determine. “Revolver Maturity Date” means the earliest to occur of (a) March 25, 2030 (or, if maturity is extended pursuant to Section 3.14, such extended maturity date as determined pursuant to such Section), (b) the date of the termination of the Revolving Commitment by the Borrower pursuant to Section 2.5, or (c) the date of termination of the Revolving Commitment pursuant to Section 8.2(a). “Revolving Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Loans and participate in L/C Obligations and Swing Line Loans in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 3.13) and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 3.13). The Revolving Commitment of all the Lenders on the Closing Date is $750,000,000. “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II hereof. “Revolving Credit Outstandings” means, on any date, the aggregate outstanding principal amount of the Revolving Loans, L/C Obligations and Swing Line Loans after giving effect to any borrowings and prepayments or repayments of Revolving Loans or Swing Line Loans occurring on such date and any issuance, extension or renewal of Letters of Credit, and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date, occurring on such date. “Revolving Lender” means a Lender with a Revolving Commitment or which holds a Revolving Loan. “Revolving Loan” means any revolving loan made to the Borrower pursuant to Section 2.1 (including any Incremental Revolving Loan made to the Borrower pursuant to Section 3.13), and all such revolving loans collectively as the context requires. “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, Term SOFR, (b) Canadian Dollars, Term CORRA, (c) Sterling, SONIA and (d) Singapore Dollars, SORA. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in Toronto, (c) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (d) Singapore Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Singapore, and (f) Euros, any day that is a TARGET Day;

24 provided, that for purposes of notice requirements in Sections 2.2(a), 2.3(c), and 3.2, in each case, such day is also a Business Day. “RFR Loan” means a Daily Simple RFR Loan, a Term CORRA Loan or a Term SOFR Loan, as the context may require. “RFR Rate Day” has the meaning assigned thereto in the definition of “Adjusted Daily Simple RFR”. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc., and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be reasonably determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Country” means, at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions, including the Crimea and non-government controlled areas of Ukraine, Cuba, Iran, North Korea and Syria. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury, Hong Kong Monetary Authority, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) or (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury, Hong Kong Monetary Authority or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Singapore Dollar” or “SGD” means the lawful currency of Singapore. “Singapore Dollar RFR Determination Day” has the meaning assigned thereto in the definition of “Adjusted Daily Simple RFR”.

25 “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Adjustment” means a percentage equal to 0.0326% per annum. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SORA” means a rate equal to the Singapore Overnight Rate Average as administered by the SORA Administrator. “SORA Adjustment” means a percentage equal to 0.08% per annum. “SORA Administrator” means the Monetary Authority of Singapore (or any successor administrator of the Singapore Overnight Rate Average). “SORA Administrator’s Website” means the Monetary Authority of Singapore’s website, currently at https://eservices.mas.gov.sg, or any successor source for the Singapore Overnight Rate Average identified as such by the SORA Administrator from time to time. “Specified Currency” has the meaning assigned thereto in Section 3.4(b). “Spot Rate” means, subject to Section 1.8, for a Currency, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Currency with another currency at a time selected by the Administrative Agent in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent.

26 “Sterling” or “£” means the lawful currency of the United Kingdom. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower. “Supported QFC” has the meaning assigned thereto in Section 10.21. “Swing Line Lender” has the meaning assigned thereto in Section 2.6. “Swing Line Loan” has the meaning assigned thereto in Section 2.6. “Swing Line Note” has the meaning assigned thereto in Section 2.6. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day” means any day on which T2 is open for the settlement of payments in Euros. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Date the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding RFR Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term CORRA Determination Date. “Term CORRA Adjustment” means, with respect to any Term CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period therefor: Interest Period Percentage

27 One month 0.29547% Three months 0.32138% “Term CORRA Administrator” means CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of the Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of the CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term CORRA Loan” means a Loan that bears interest at a rate based on Adjusted Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term SOFR” means, (a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) RFR Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan that bears interest at a rate based on Term SOFR other than pursuant to clause (c) of the definition of “Base Rate”. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

28 “Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Threshold Amount” means $150,000,000. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “U.S. Special Resolution Regime” has the meaning assigned thereto in Section 10.21. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association, and its successors. “Wells Fargo Fee Letter” means that certain letter agreement, dated as of February 26, 2025, by and among Wells Fargo, Wells Fargo Securities, LLC, and the Borrower. “Withdrawal Liability” has the meaning given such term under Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine

29 and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” and (k) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. SECTION 1.3 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 6.1(b), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof. All obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be included on the balance sheet of any Person in the financial statements and all financial statements delivered to the Administrative Agent hereunder shall contain a schedule showing the modifications necessary to reconcile the adjustments made pursuant to the foregoing with respect to such financial statements. SECTION 1.4 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding- up if there is no nearest number). SECTION 1.5 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) references to formation documents, governing documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

30 SECTION 1.7 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the Term CORRA Reference Rate, Adjusted Term CORRA, Term CORRA, any Adjusted Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, the Term CORRA Reference Rate, Adjusted Term CORRA, Term CORRA, the any Adjusted Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.8 Exchange Rates; Currency Equivalents; Daily Simple RFR Loans. (a) The Administrative Agent shall determine the Dollar Equivalent amount of each Extension of Credit denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of a Revolving Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing or Revolving Loan is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. (c) For purposes of determining compliance under any covenant in this Agreement, any amount in any currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated EBITDA in the annual financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 6.1. Notwithstanding the foregoing, for purposes of determining compliance with Section 7.2, with respect to any amount of any Lien in any currency other than Dollars, no breach of any basket, exception or similar provision contained in Section 7.2 shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Lien is incurred.

31 (d) Notwithstanding the foregoing provisions of this Section 1.8 or any other provision of this Agreement, in connection with Daily Simple RFR Loans in an Alternative Currency, the Spot Rate on each date of borrowing shall be the Spot Rate in effect as of the Revaluation Date applicable to the first borrowing of any such Daily Simple RFR Loans in such Alternative Currency (or, if applicable, any later Revaluation Date pursuant to clause (c) of the definition of “Revaluation Date”). SECTION 1.9 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. SECTION 1.10 Change of Currency. (a) The obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London or applicable offshore interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. ARTICLE II REVOLVING CREDIT FACILITY SECTION 2.1 Revolving Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make Revolving Loans to the Borrower from time to time from the Closing Date through, but not including, the Revolver Maturity Date as requested by the Borrower in accordance with the terms of Section 2.2(a); provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Commitment of all of the Lenders and (b) the principal amount of outstanding Revolving Loans from any Lender shall not at any time exceed such Lender’s Revolving Commitment, less the sum of (i) that Lender’s Commitment Percentage of the then outstanding Swing Line Loans and (ii) that Lender’s Commitment Percentage of all L/C Obligations. Each Revolving Loan by a Lender shall be in a principal amount equal to such Lender’s Commitment Percentage of the aggregate principal amount of Revolving

32 Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Loans hereunder until the Revolver Maturity Date. SECTION 2.2 Procedure for Advances of Loans. (a) Requests for Borrowing Revolving Loans. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii)(A) in the case of a Term SOFR Loan or Term CORRA Loan, at least three (3) RFR Business Days before such Term SOFR Loan or Term CORRA Loan, as applicable, (B) in the case of an RFR Loan (other than a Term CORRA Loan) denominated in any Alternative Currency, at least five (5) RFR Business Days before such RFR Loan and (C) in the case of a Eurocurrency Rate Loan denominated in any Alternative Currency, at least four (4) Eurocurrency Banking Days before such Eurocurrency Rate Loan, of its intention to borrow Revolving Loans, in each case, specifying (1) the date of such borrowing, which shall be a Business Day, (2) the Currency of such borrowing, (3) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof and (y) with respect to Eurocurrency Rate Loans, Daily Simple RFR Loans, Term CORRA Loans and Term SOFR Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (4) whether the Revolving Loans are to be Eurocurrency Rate Loans, Daily Simple RFR Loans, Term SOFR Loans, Term CORRA Loans or Base Rate Loans, and (5) in the case of a Eurocurrency Rate Loan, a Term CORRA Loan or a Term SOFR Loan, the duration of the Interest Period applicable thereto. If the Borrower fails to specify the Currency of a Loan in a Notice of Borrowing, then the applicable Loans shall be made in Dollars. If the Borrower fails to specify a type of Loan denominated in Dollars in a Notice of Borrowing, then the applicable Loans shall be made as Term SOFR Loans with an Interest Period of one month. If the Borrower requests a borrowing of a Eurocurrency Rate Loan, a Term CORRA Loan or a Term SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day, Eurocurrency Banking Day or RFR Business Day, as applicable. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing. (b) Disbursement of Loans. Not later than 1:00 p.m. in the case of any Loan denominated in Dollars and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan denominated in an Alternative Currency, in each case on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the Administrative Agent’s Office in Same Day Funds, in the applicable Currency, such Lender’s Commitment Percentage of the Revolving Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in Same Day Funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 3.7, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. SECTION 2.3 Repayment and Prepayment of Loans. (a) Repayment on Termination Date. The Borrower hereby agrees to repay the outstanding principal amount of all Revolving Loans in full on the Revolver Maturity Date with all unpaid interest accrued thereon to the date of such repayment.

33 (b) Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Revolving Commitment, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Revolving Loans and/or Swing Line Loans in an amount equal to such excess and, solely to the extent that after the prepayment of the Revolving Loans and Swing Line Loans the Revolving Credit Outstandings exceed the Revolving Commitment, Cash Collateralize the L/C Obligations. (c) Optional Prepayments. The Borrower may at any time and from time to time prepay Loans, in whole or in part with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as prepayment of each Base Rate Loan and (ii) (A) in the case of a Term SOFR Loan or a Term CORRA Loan, at least three (3) RFR Business Days before prepayment of such Term SOFR Loan or Term CORRA Loan, as the case may be, (B) in the case of an RFR Loan (other than a Term CORRA Loan) denominated in any Alternative Currency, at least five (5) RFR Business Days before prepayment of such RFR Loan and (C) in the case of a Eurocurrency Rate Loan denominated in an Alternative Currency, at least four (4) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan, in each case, specifying the date, Currency and amount of prepayment and whether the prepayment is of Eurocurrency Rate Loans, Daily Simple RFR Loans, Term SOFR Loans, Term CORRA Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans and $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Eurocurrency Rate Loans, Daily Simple RFR Loans, Term CORRA Loans or Term SOFR Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day, Eurocurrency Banking Day or RFR Business Day, as applicable. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof. (d) Limitation on Prepayment of Eurocurrency Rate Loans and RFR Loans. The Borrower may not prepay any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan on any day other than on the last day of the Interest Period applicable thereto, or any Daily Simple RFR Loan on any day other than an Interest Payment Date therefor, unless such prepayment is accompanied by any amount required to be paid pursuant to Section 3.9 hereof. SECTION 2.4 Permanent Reduction of the Commitment. (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Commitment at any time or (ii) portions of the Revolving Commitment, from time to time, in an aggregate principal amount not less than $10,000,000 or any whole multiple of $5,000,000 in excess thereof. Any reduction of the Revolving Commitment shall be applied to the Revolving Commitment of each Lender according to its Commitment Percentage. All facility fees accrued until the effective date of any termination of the Revolving Commitment shall be paid on the effective date of such termination of the Revolving Commitment. (b) Corresponding Payment. Each permanent Revolving Commitment reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate principal amount of the Revolving Loans, Swing Line Loans and L/C Obligations, as applicable, to an amount not in excess of the amount of the entire Revolving Commitment as so reduced, and if the aggregate amount of all outstanding Letters of Credit exceeds the Revolving Commitment as so reduced, the Borrower shall be required to deposit Cash Collateral in a Cash Collateral account opened by the Administrative

34 Agent in an amount equal to such excess. Such Cash Collateral shall be applied in accordance with Section 8.2(b). Any reduction of the Revolving Commitment to zero shall be accompanied by payment of all outstanding Revolving Loans and Swing Line Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations or other arrangements satisfactory to the Issuing Lender) and shall result in the termination of the Revolving Commitment, the L/C Commitment, any commitment to provide Swing Line Loans in Section 2.6(b) and the Revolving Credit Facility. If the reduction of the Revolving Commitment requires the repayment of any Eurocurrency Rate Loan or RFR Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof. SECTION 2.5 Termination of the Revolving Credit Facility. The Revolving Credit Facility and the Revolving Commitments shall terminate on the Revolver Maturity Date. SECTION 2.6 Swing Line. In order to accommodate the Borrower’s need for short-term revolving credit, Wells Fargo (in such capacity, the “Swing Line Lender”) agrees that it shall, from time to time, make advances in Dollars to the Borrower on the terms and subject to the conditions set forth in this Section (each a “Swing Line Loan”). (a) Swing Line Loans may be made during the period from the date of this Agreement through but excluding the Revolver Maturity Date. (b) The maximum aggregate principal amount of Swing Line Loans that may be outstanding at any given time shall be $75,000,000; provided, however, that the sum of the aggregate outstanding principal amount of the Swing Line Loans plus (i) the aggregate outstanding principal amount of Revolving Loans and (ii) the L/C Obligations, shall never exceed the Revolving Commitment. (c) Each Swing Line Loan shall occur following written or telephonic request to the Administrative Agent (which shall promptly remit such notice to the Swing Line Lender) from any person purporting to be authorized to request such Loan on behalf of the Borrower. Each such notice or request must be received by the Administrative Agent no later than 3:00 p.m. on the Business Day on which the advance of the Swing Line Loan is to occur and shall specify (i) that the Borrower is requesting a Swing Line Loan, and (ii) the aggregate amount thereof. Prior to the close of business on the date of receipt of each such notice or request, the Swing Line Lender shall disburse the Swing Line Loan by making such Swing Line Loan available to the Administrative Agent by wire transfer of immediately available funds to the Administrative Agent, which shall promptly credit the same to the Borrower’s demand deposit account maintained with the Administrative Agent or in such other manner as the Swing Line Lender, the Administrative Agent and the Borrower may from time to time agree in writing. The Swing Line Lender shall have no obligation to and shall not, disburse any advance of a Swing Line Loan if any condition set forth in Article IV has not been satisfied on the day of the requested Swing Line Loan. Each Swing Line Loan shall be in the amount of $500,000 or an integral multiple thereof (or such other amount as the Borrower and the Swing Line Lender may agree). (d) Each Swing Line Loan shall bear interest at an annual rate equal to the Base Rate or such other rate as the Borrower and the Swing Line Lender may from time to time agree. Interest on Swing Line Loans shall be payable in arrears on the last day of each calendar quarter, and on the Revolver Maturity Date. (e) The Swing Line Loans shall, at the option of the Swing Line Lender, be evidenced by and repayable in accordance with a single promissory note of the Borrower (the “Swing Line Note”) payable to such Swing Line Lender, substantially in the applicable form attached hereto as Exhibit A.

35 (f) The Borrower shall repay the then-outstanding principal amount of each Swing Line Loan in full from time to time on or prior to the 10th day following the making of such Swing Line Loan and, upon such repayment in full, shall not request another Swing Line Loan for at least one full Business Day. The Borrower may use the proceeds of a Revolving Loan made pursuant to Section 2.1 to repay any Swing Line Loan. (g) The Swing Line Lender may at any time and from time to time (whether before or after the occurrence of an Event of Default), by notice to the Administrative Agent not later than 1:00 p.m. on any Business Day, request that the Lenders refund its Swing Line Loans by making Revolving Loans to the Borrower pursuant to Section 2.1 in an aggregate principal amount equal to the then outstanding principal amount of such Swing Line Loans plus interest accrued thereon to the date of such notice and request. Upon receiving such notice and request, and in any event not later than 2:00 p.m. on the date of the notice and request, the Administrative Agent shall notify each Lender of the amount of the requested borrowing, that the proceeds of the borrowing are to be used to repay a Swing Line Loan and of the amount of each Lender’s Revolving Loan with respect thereto. Unless one of the events described in Sections 8.1(h) or (i) shall have occurred with respect to the Borrower, then subject to the provisions of Section 2.6(i) below, so long as a Lender receives such notice from the Administrative Agent prior to 2:00 p.m. on the date the requested borrowing is to occur, each Lender shall make its Revolving Loan with respect to that borrowing available to the Administrative Agent by wire transfer of immediately available funds to the Administrative Agent not later than 3:00 p.m. on the same day. Prior to the close of business on the same day, the Administrative Agent will disburse the borrowing by crediting the same to the account of the applicable Swing Line Lender. Any Revolving Loans made by Lenders pursuant to this Section 2.6(g) shall initially bear interest at the Base Rate, but the rate of interest that applies to such Revolving Loans may be converted pursuant to Section 3.2, and such Revolving Loans shall in all other respects be treated in the same manner as Revolving Loans made pursuant to Section 2.1. Each Lender acknowledges and agrees that its obligation to refund Swing Line Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article IV. (h) The Borrower may prepay any Swing Line Loan on the Business Day it is made or on any subsequent Business Day; provided, however, that each such prepayment shall be in the principal amount of $500,000 or an integral multiple thereof. (i) In the event that one of the Events of Default described in Sections 8.1(h) or (i) shall have occurred, the Administrative Agent shall (upon receiving written notice of same) immediately notify the Swing Line Lender and the Lenders, and, if any Swing Line Loans or interest thereon is outstanding on such day it receives notice, each Lender will purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loans and interest thereon in an amount equal to its Commitment Percentage of such Swing Line Loans. Upon request, each Lender will promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a loan participation certificate, dated the date of receipt of such funds and in such amount. Thereafter, the Swing Line Lender shall make no further Swing Line Loans, any payments received directly by the Swing Line Lender with respect to the Swing Line Loans shall be treated as excess payments and all other payments made by the Borrower shall be applied in the manner required by Section 8.4. (j) Any Swing Line Loans that are outstanding on the Revolver Maturity Date shall be paid in full on such date, with all unpaid interest accrued thereon to the date of such payment. (k) So long as any Revolving Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is reasonably satisfied that, immediately after giving

36 effect thereto, all of the Defaulting Lender’s participation obligations in respect thereof shall have been reallocated as provided in Section 3.16(a)(iv). SECTION 2.7 L/C Facility. (a) Letters of Credit. (i) Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the Revolving Lenders set forth in Section 2.7(d), agrees to issue standby Letters of Credit in an aggregate amount not to exceed the L/C Commitment, for the account of the Borrower. Letters of Credit may be issued on any Business Day from the Closing Date to, but not including the fifth (5th) Business Day prior to the Revolver Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the aggregate amount of the outstanding Letters of Credit issued by the Issuing Lender would exceed the L/C Commitment, (ii) the L/C Obligations would exceed the L/C Sublimit or (iii) the Revolving Credit Outstandings would exceed the Revolving Commitment. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (ii) Terms of Letters of Credit. Each Letter of Credit shall (a) be denominated in Dollars in a minimum amount of $250,000 (or such lesser amount as agreed to by the Issuing Lender and the Administrative Agent), (b) expire on a date no more than twelve (12) months after the date of issuance or last renewal or extension of such Letter of Credit (subject to automatic renewal or extension for additional one (1) year periods (but not to a date later than the date set forth below) pursuant to the terms of the Letter of Credit Documents or other documentation acceptable to the Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolver Maturity Date; provided, that, any Letter of Credit may expire after such date (each such Letter of Credit, an “Extended Letter of Credit”) with the consent of the Issuing Lender and subject to the requirements of Section 2.7(j), and (c) unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued by it, be subject to the ISP as set forth in the Letter of Credit Documents or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to the Issuing Lender as of the Closing Date and that the Issuing Lender in good faith deems material to it, (ii) the conditions set forth in Section 4.2 are not satisfied, (iii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally, (iv) the proceeds of which would be made available to any Person (x) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (y) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (v) any Revolving Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral in the Minimum Collateral Amount, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuing Lender’s actual or potential Fronting

37 Exposure (after giving effect to Section 3.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. (iii) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.7 shall be subject to the terms and conditions of Section 3.15 and Section 3.16. (b) Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue, amend, renew or extend a Letter of Credit by delivering to the Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other Letter of Credit Documents and information as the Issuing Lender or the Administrative Agent may request, not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the Issuing Lender may agree in their sole discretion) prior to the proposed date of issuance, amendment, renewal or extension, as the case may be. Such notice shall specify (a) the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), (b) the date on which such Letter of Credit is to expire (which shall comply with Section 2.7(b)), (c) the amount of such Letter of Credit, (d) the name and address of the beneficiary thereof, (e) the purpose and nature of such Letter of Credit and (f) such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. Upon receipt of any Letter of Credit Application, the Issuing Lender shall, if in its sole discretion it elects to do so, process such Letter of Credit Application and the certificates, documents and other Letter of Credit Documents and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 2.7 and Article IV, promptly issue, amend, renew or extend the Letter of Credit requested thereby (subject to the timing requirements set forth in this Section 2.7(b)) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. Additionally, the Borrower shall furnish to the Issuing Lender and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, renewal or extension, including any Letter of Credit Documents, as the Issuing Lender or the Administrative Agent may require. The Issuing Lender shall promptly furnish to the Borrower and the Administrative Agent a copy of such Letter of Credit and the related Letter of Credit Documents and the Administrative Agent shall promptly notify each Revolving Lender of the issuance and upon request by any Revolving Lender, furnish to such Revolving Lender a copy of such Letter of Credit and the amount of such Revolving Lender’s participation therein. (c) Commissions and Other Charges. (i) Letter of Credit Commissions. Subject to Section 3.16(a)(iii)(B), the Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the daily amount available to be drawn under such standby Letters of Credit times the applicable Applicable Margin with respect to Revolving Loans that are Term SOFR Loans (determined, in each case, on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter (commencing with the first such date to occur after the issuance of such Letter of Credit), on the Revolver Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 2.7 in accordance with their respective Commitment Percentages.

38 (ii) Issuance Fee. In addition to the foregoing commission, the Borrower shall pay directly to the Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit issued by the Issuing Lender in such amount as set forth in the Wells Fargo Fee Letter or as otherwise agreed upon between the Issuing Lender and the Borrower. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolver Maturity Date and thereafter on demand of the Issuing Lender. (iii) Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it. Such customary fees, costs, charges and expenses are due and payable on demand and are nonrefundable. (d) L/C Participations. (i) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. (ii) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to this Section 2.7(d) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, issued by it, the Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent (which, in turn shall pay the Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Administrative Agent, which in turn shall pay the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360, plus any administrative, processing or similar fees customarily charged by the Issuing Lender in connection with the foregoing. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is

39 due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day. (iii) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Administrative Agent or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Administrative Agent, which shall in turn pay to the Issuing Lender, the portion thereof previously distributed by the Issuing Lender to it. (iv) Each L/C Participant’s obligation to make the Revolving Loans referred to in Section 2.7(e) and to purchase participating interests pursuant to Section 2.7(d)(i) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower or any other Revolving Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (e) Reimbursement. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Loan as provided for in this Section or with funds from other sources), in same day funds, the Issuing Lender by paying to the Administrative Agent the amount of such drawing not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such drawing, if such notice is received by the Borrower prior to 10:00 a.m., or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, for the amount of (x) such draft so paid and (y) any amounts referred to in Section 2.7(c)(iii) incurred by the Issuing Lender in connection with such payment. Unless the Borrower shall immediately notify the Administrative Agent and the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Lenders make a Revolving Loan as a Base Rate Loan on the applicable repayment date in the amount (without regard to the minimum and multiples specified in Section 2.2) of (i) such draft so paid and (ii) any amounts referred to in Section 2.7(c)(iii) incurred by the Issuing Lender in connection with such payment, and the Revolving Lenders shall make a Revolving Loan as a Base Rate Loan in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving Lender acknowledges and agrees that its obligation to fund a Revolving Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including non-satisfaction of the conditions set forth in Section 2.2 or Article IV. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, or if the amount of such drawing is not fully refunded through a Base Rate Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until paid in full. (f) Obligations Absolute.

40 (i) The Borrower’s obligations under this Section 2.7 (including the Reimbursement Obligation) shall be absolute, unconditional and irrevocable under any and all circumstances whatsoever, and shall be performed strictly in accordance with the terms of this Agreement, and irrespective of: (A) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Document or this Agreement, or any term or provision therein or herein; (B) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (C) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent, forged or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (D) any payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or (E) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. (ii) The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 2.7(e) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender, the L/C Participants and their respective Related Parties shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally

41 determined by a court of competent jurisdiction), or a material breach by the Issuing Lender of its obligations hereunder or under any other Loan Document (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination. (iii) In furtherance of the foregoing and without limiting the generality thereof, the parties agree that (A) with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, (B) the Issuing Lender may act upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that the Issuing Lender in good faith believes to have been given by a Person authorized to give such instruction or request and (C) the Issuing Lender may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit issued by it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit. (g) Effect of Letter of Credit Documents. To the extent that any provision of any Letter of Credit Document related to any Letter of Credit is inconsistent with the provisions of this Section 2.7, the provisions of this Section 2.7 shall apply. (h) Resignation of Issuing Lender. (i) The Issuing Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Lenders and the Borrower. After the resignation of the Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, renew or increase the outstanding Letter of Credit. (ii) Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of the Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as the Issuing Lender and all L/C Obligations with respect thereto (including the right to require the Revolving Lenders to take such actions as are required under Section 2.7(d)). Without limiting the foregoing, upon the resignation of a Lender as the Issuing Lender hereunder, the Borrower may, or at the request of such resigned Issuing Lender the Borrower shall, use commercially reasonable efforts to, arrange for one or more of the other Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such resigned Issuing Lender and outstanding at the time of such resignation, or make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit. (i) Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Documents therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit

42 Documents and as such amount may be reduced by (i) any permanent reduction of such Letter of Credit or (ii) any amount which is drawn, reimbursed and no longer available under such Letter of Credit). (j) Cash Collateral for Extended Letters of Credit. (i) Cash Collateralization. The Borrower shall provide Cash Collateral to the Issuing Lender with respect to each Extended Letter of Credit issued by the Issuing Lender (in an amount equal to 103% of the maximum face amount of each Extended Letter of Credit) by a date that is no later than 95 days prior to the Revolver Maturity Date by depositing such amount in immediately available funds, in Dollars, into a cash collateral account maintained at the Issuing Lender and shall enter into a cash collateral agreement in form and substance satisfactory to the Issuing Lender and such other documentation as the Issuing Lender or the Administrative Agent may reasonably request; provided, that, if the Borrower fails to provide Cash Collateral with respect to any such Extended Letter of Credit by such time, such event shall be treated as a drawing under such Extended Letter of Credit in an amount equal to 103% of the maximum face amount of each such Letter of Credit, which shall be reimbursed (or participations therein funded) in accordance with this Section 2.7, with the proceeds of Revolving Loans (or funded participations) being utilized to provide Cash Collateral for such Letter of Credit (provided that for purposes of determining the usage of the Revolving Commitment any such Extended Letter of Credit that has been, or will concurrently be, Cash Collateralized with proceeds of a Revolving Loan, the portion of such Extended Letter of Credit that has been (or will concurrently be) so Cash Collateralized will not be deemed to be utilization of the Revolving Commitment). (ii) Grant of Security Interest. The Borrower, and to the extent provided by the L/C Participants, each of such L/C Participants, hereby grants to the Issuing Lender of each Extended Letter of Credit, and agrees to maintain, a first priority security interest in, all Cash Collateral required to be provided by this Section 2.7(j) as security for the Issuing Lender’s obligation to fund draws under such Extended Letters of Credit, to be applied pursuant to clause (iii) below. If at any time the Issuing Lender determines that the Cash Collateral is subject to any right or claim of any Person other than the Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the amount required pursuant to clause (i) above, the Borrower will, promptly upon demand by the Issuing Lender, pay or provide to the Issuing Lender additional Cash Collateral in an amount sufficient to eliminate such deficiency. (iii) Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 2.7(j) in respect of Extended Letters of Credit shall be applied to reimburse the Issuing Lender for all drawings made under such Extended Letters of Credit and any and all fees, expenses and charges incurred in connection therewith, prior to any other application of such property as may otherwise be provided for herein. (iv) Cash Collateralized Letters of Credit. Subject to clause (v) below, if the Borrower has fully Cash Collateralized the Issuing Lender with respect to any Extended Letter of Credit issued by the Issuing Lender in accordance with clauses (i) through (iii) above and the Borrower and the Issuing Lender have made arrangements between them with respect to the pricing and fees associated therewith (each such Extended Letter of Credit, a “Cash Collateralized Letter of Credit”), then after the date of notice to the Administrative Agent thereof by the Issuing Lender and for so long as such Cash Collateral remains in place: (A) such Cash Collateralized Letter of Credit shall cease to be a “Letter of Credit” hereunder, (B) such Cash Collateralized Letter of Credit shall not constitute utilization of the Revolving Commitment, (C) no Revolving Lender shall have any further obligation to fund participations or Revolving Loans to reimburse any drawing under

43 any such Cash Collateralized Letter of Credit, (D) no Letter of Credit commissions under Section 2.7(c)(i) shall be due or payable to the Revolving Lenders, or any of them, hereunder with respect to such Cash Collateralized Letter of Credit, and (E) any fronting fee, issuance fee or other fee with respect to such Cash Collateralized Letter of Credit shall be as agreed separately between the Borrower and the Issuing Lender. (v) Reinstatement. The Borrower and each Revolving Lender agree that, if any payment or deposit made by the Borrower or any other Person applied to the Cash Collateral required under this Section 2.7(j) is at any time avoided, annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or is repaid in whole or in part pursuant to a good faith settlement of a pending or threatened avoidance claim, or the proceeds of any such Cash Collateral are required to be refunded by the Issuing Lender to the Borrower or any Revolving Lender or its respective estate, trustee, receiver or any other Person, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, (A) the applicable Extended Letter of Credit shall automatically be a “Letter of Credit” hereunder in a face amount equal to such payment or repayment (each such Letter of Credit, a “Reinstated Letter of Credit”), (B) such Reinstated Letter of Credit shall no longer be deemed to be Cash Collateralized hereunder and shall constitute a utilization of the Revolving Commitment, (C) each Revolving Lender shall be obligated to fund participations or Revolving Loans to reimburse any drawing under such Reinstated Letter of Credit, (D) Letter of Credit commissions under Section 2.7(c)(i) shall accrue and be due and payable to the Revolving Lenders with respect to such Reinstated Letter of Credit and (E) the Borrower’s and each Revolving Lender’s liability hereunder shall be and remain in full force and effect, as fully as if such payment or deposit had never been made, and, if prior thereto, this Agreement shall have been canceled, terminated, paid in full or otherwise extinguished, the provisions of this Section 2.7 and all other rights and duties of the Issuing Lender, the L/C Participants and the Borrower with respect to such Reinstated Letter of Credit shall be reinstated in full force and effect, and such prior cancellation, termination, payment or extinguishment shall not diminish, release, discharge, impair or otherwise affect the obligations of such Persons in respect of such Reinstated Letter of Credit. (vi) Survival. With respect to any Extended Letter of Credit, each party’s obligations under this Section 2.7 and all other rights and duties of the Issuing Lender of such Extended Letter of Credit, the L/C Participants and the Borrower with respect to such Extended Letter of Credit shall survive the resignation or replacement of the Issuing Lender or any assignment of rights by the Issuing Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of the Obligations. ARTICLE III GENERAL LOAN PROVISIONS SECTION 3.1 Interest. (a) Interest Rate Options. Revolving Loans may be (i) with respect to Revolving Loans denominated in Dollars, (A) Base Rate Loans or (B) Term SOFR Loans, (ii) with respect to Revolving Loans denominated in Canadian Dollars, Eurocurrency Rate Loans or (iii) with respect to Revolving Loans denominated in Singapore Dollars, Daily Simple RFR Loans, each as further provided herein. Subject to the provisions of this Section, at the election of the Borrower (where applicable), Revolving Loans that are (1) Base Rate Loans shall bear interest at the Base Rate plus the Applicable Margin, (2) Term SOFR Loans shall bear interest at Adjusted Term SOFR plus the Applicable Margin, (3) Eurocurrency Rate Loans shall bear interest at the applicable Eurocurrency Rate plus the Applicable Margin and (4) Daily Simple RFR

44 Loans shall bear interest at the applicable Adjusted Daily Simple RFR plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. (b) Interest Periods. In connection with each Eurocurrency Rate Loan, each Term CORRA Loan and each Term SOFR Loan, the Borrower, by giving notice at the times described in Section 2.2 or 3.2, as applicable, shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest Period shall be a period of one (1), three (3), or (except with respect to any Term CORRA Loan) six (6) months, in each case, subject to availability by each of the Lenders; provided that: (i) the Interest Period shall commence on the date of advance of or conversion to any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (iv) no Interest Period shall extend beyond the Revolver Maturity Date without payment of any amounts pursuant to Section 3.9; (v) there shall be no more than fifteen (15) Interest Periods in effect at any time; and (vi) no tenor that has been removed from this definition pursuant to Section 3.8(c)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. (c) Default Rate. Subject to Section 8.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 8.1(a), (b), (h) or (i), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request Eurocurrency Rate Loans, RFR Loans, Swing Line Loans or Letters of Credit, (B) all outstanding Eurocurrency Rate Loans, Term CORRA Loans and Term SOFR Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Eurocurrency Rate Loans, Term CORRA Loans or Term SOFR Loans, as applicable, until the end of the applicable Interest Period and shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency, if applicable) at the end of the applicable Interest Period therefor and shall, as of such conversion, bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all Daily Simple RFR Loans shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency, if applicable) immediately and shall, as of such conversion, bear interest at a rate per annum of two percent

45 (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans and (D) all outstanding Base Rate Loans, Swing Line Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, Swing Line Loans or such other Obligations arising hereunder or under any other Loan Document. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign. (d) Interest Payment and Computation. Interest on each Base Rate Loan and each Daily Simple RFR Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing March 31, 2025; and interest on each Eurocurrency Rate Loan, each Term CORRA Loan and each Term SOFR Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period; provided that (i) in the event of any repayment or prepayment of any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion (each, an “Interest Payment Date”). All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366- day year), except that interest on Loans denominated in any Alternative Currency as to which market practice differs from the foregoing shall be computed in accordance with market practice for such Loans. (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law. (f) [Reserved]. (g) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. (h) Initial Benchmark Conforming Changes. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of

46 any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. SECTION 3.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option, subject to Section 3.1(a), to (a) convert at any time, subject to the notice requirements herein, all or any portion of any outstanding Base Rate Loans (other than Swing Line Loans) in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more Term SOFR Loans, (b) upon the expiration of any Interest Period therefor, (i) convert all or any part of any outstanding Term SOFR Loans in a principal amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the Term SOFR Loans then outstanding) into Base Rate Loans (other than Swing Line Loans) or (ii) continue any Term SOFR Loans as Term SOFR Loans, (c) upon the expiration of any Interest Period therefor, continue any Term CORRA Loans as Term CORRA Loans, (d) upon the expiration of any Interest Period therefor, continue any Eurocurrency Rate Loans as Eurocurrency Rate Loans and (e) upon the occurrence of the Interest Payment Date therefor, continue any Daily Simple RFR Loans as Daily Simple RFR Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. (i) in the case of a Loan denominated in Dollars or Canadian Dollars, at least three (3) RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (ii) in the case of a Loan denominated in any Alternative Currency that is to be a Eurocurrency Rate Loan, at least four (4) Eurocurrency Banking Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (iii) in the case of a Loan denominated in any Alternative Currency (other than Canadian Dollars) that is to be an RFR Loan, at least five (5) RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, in each case, specifying (A) the Loans to be converted or continued, and, in the case of any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount and Currency of such Loans to be converted or continued, and (D) in the case of any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan, the Interest Period to be applicable to such converted or continued Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan. If the Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a Daily Simple RFR Loan prior to the Interest Payment Date therefor, then, unless such RFR Loan is repaid as provided herein, the Borrower shall be deemed to have selected that such RFR Loan shall automatically be continued as a Daily Simple RFR Loan in the applicable Currency as of such Interest Payment Date. If the Borrower fails to deliver a timely Notice of Conversion/Continuation with respect to a Eurocurrency Rate Loan, Term CORRA Loan or a Term SOFR Loan prior to the end of the Interest Period therefor, then, unless such Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan, as applicable, is repaid as provided herein, the Borrower shall be deemed to have selected that such Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan, as applicable, shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency) at the end of such Interest Period. If the Borrower requests a conversion to, or continuation of, a Eurocurrency Rate Loan, Term CORRA Loan or a Term SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Eurocurrency Rate Loan or an RFR Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation.

47 SECTION 3.3 Fees. (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Margin on the daily amount of the Revolving Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which the Revolving Commitment terminates; provided that, if any Revolving Loans of a Lender remain outstanding after its Revolving Commitment terminates, then such facility fee shall continue to accrue on the daily principal amount of such Lender’s Revolving Loans from and including the date on which its Revolving Commitment terminates to but excluding the date on which such Lender’s Revolving Loans have been paid in full. Accrued facility fees shall be payable in arrears on the last Business Day of each calendar quarter of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. (b) Other Fees. The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts such fees relating to the Revolving Credit Facility as shall have been separately agreed upon by them in writing in the amounts and at the times so agreed (including, without limitation, as set forth in the Fee Letters). SECTION 3.4 Manner of Payment. (a) Sharing of Payments. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including any Reimbursement Obligations) payable to the Lenders under this Agreement (or any of them) shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, except that Loans denominated in Alternative Currencies shall be repaid in that same Alternative Currency or converted in accordance with this Agreement, in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its pro rata share of such payment in accordance with the amounts then due and payable to such Lenders (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swing Line Loans or of any fee, commission or other amounts payable to the Swing Line Lender shall be made in like manner, but for the account of the Swing Line Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of the Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.9, 3.10, 3.11 or 10.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 3.1(b)(ii), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. (b) Judgment Currency. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars or any Alternative Currency (the “Specified Currency”) into another currency (the “Judgment Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with that amount of the Judgment Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower with respect to any such sum due

48 from it to the Administrative Agent or any Lender (each, an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the required location of payment the Alternative Currency with the amount of the Judgment Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the applicable Alternative Currency, any difference between the sum originally due to such Entitled Person in the Alternative Currency and the amount of the Alternative Currency so purchased and transferred on that Business Day. SECTION 3.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender and the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or the Issuing Lender to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or the Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note in the applicable form which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. SECTION 3.6 Adjustments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 3.9, 3.10, 3.11 or 10.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).

49 The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. SECTION 3.7 Obligations of Lenders. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.2(b) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the applicable Overnight Rate and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Nature of Obligations of Lenders Regarding Loans. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date. SECTION 3.8 Changed Circumstances. (a) Circumstances Affecting Eurocurrency Rates and RFRs. Subject to clause (c) below, in connection with any RFR Loan or Eurocurrency Rate Loan, a request therefor, a conversion to or a continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Adjusted Daily Simple RFR pursuant to the definition thereof or (y) if Adjusted Term SOFR, Adjusted Term CORRA or a Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR, Adjusted Term CORRA or such Eurocurrency Rate, as applicable, for the applicable Currency and the applicable Interest Period with respect to a proposed Term SOFR Loan, Term CORRA Loan or Eurocurrency Rate Loan, as applicable, on or prior to the first day of such Interest Period, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to an applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency

50 exchange rates or exchange controls), (iii) with respect to any Eurocurrency Rate Loan, the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered in the applicable Currency to banks in the London or other applicable offshore interbank market for the applicable Currency, amount or Interest Period of such Eurocurrency Rate Loan, or (iv) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (y) if Adjusted Term SOFR, Adjusted Term CORRA or a Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Term SOFR, Adjusted Term CORRA or such Eurocurrency Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and, in the case of (x) or (y), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, in each such Currency, and any right of the Borrower to convert any Loan in each such Currency (if applicable) to or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in each such Currency, shall be suspended (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of Term SOFR Loans, Term CORRA Loans or Eurocurrency Rate Loans, the affected Interest Periods) until the Administrative Agent (with respect to clause (iv) above, at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans in each such affected Currency (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of Term SOFR Loans, Term CORRA Loans or Eurocurrency Rate Loans, the affected Interest Periods) or, failing that, (1) in the case of any request for a borrowing of an affected Term SOFR Loan, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (2) in the case of any request for a borrowing of an affected RFR Loan or Eurocurrency Rate Loan in an Alternative Currency, then such request shall be ineffective and (B)(1) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and (2) any outstanding affected Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (I) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Eurocurrency Rate Loans or Term CORRA Loans, at the end of the applicable Interest Period or (II) be prepaid in full immediately or, in the case of Eurocurrency Rate Loans or Term CORRA Loans, at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is the earlier of (x) three (3) Business Days after receipt by the Borrower of such notice or (y) with respect to a Eurocurrency Rate Loan or Term CORRA Loans the last day of the current Interest Period, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.9. (b) Laws Affecting Eurocurrency Rate or RFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term SOFR Loan, Term CORRA Loan or Eurocurrency Rate Loan, or to determine or charge

51 interest based upon any applicable RFR, Adjusted Daily Simple RFR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, the Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, the Eurocurrency Rate or the Adjusted Eurocurrency Rate, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, in the affected Currency or Currencies, and any right of the Borrower to convert any Loan denominated in Dollars to a Term SOFR Loan or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in the affected Currency or Currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (A) convert all Term SOFR Loans to Base Rate Loans or (B) convert all RFR Loans or Eurocurrency Rate Loans denominated in an affected Alternative Currency to Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (I) with respect to Daily Simple RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day or (II) with respect to Eurocurrency Rate Loans, Term CORRA Loans or Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans, Term CORRA Loans or Term SOFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Rate Loans, Term CORRA Loans or Term SOFR Loans, as applicable, to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.9. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any then current Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.8(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. (ii) Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark

52 Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.8(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate, EURIBOR or the Term CORRA Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (I) in the case of any request for any affected Term SOFR Loans, if applicable, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurocurrency Rate Loan, in each case, in an Alternative Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected Term SOFR Loans, if applicable, will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in an Alternative Currency, at the Borrower’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Eurocurrency Rate Loans or Term CORRA Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Eurocurrency Rate Loans or Term CORRA Loans, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the Borrower by the date that is three (3) Business Days after receipt by the Borrower of such notice, the Borrower shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurocurrency Rate Loan or Term CORRA Loan, if no election is made by

53 the Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan or Term CORRA Loan, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.9. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. SECTION 3.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with an RFR Loan or a Eurocurrency Rate Loan, (b) any failure of the Borrower to borrow or continue an RFR Loan or a Eurocurrency Rate Loan or convert to an RFR Loan or a Eurocurrency Rate Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (c) any failure of the Borrower to prepay any RFR Loan or Eurocurrency Rate Loan on a date specified therefor in any Notice of Prepayment (regardless of whether any such Notice of Prepayment may be revoked under Section 2.4(c) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any Daily Simple RFR Loan on a date other than on the Interest Payment Date therefor (including as a result of an Event of Default) or any Term SOFR Loan, Term CORRA Loan or Eurocurrency Rate Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any Daily Simple RFR Loan other than on the Interest Payment Date therefor or any Eurocurrency Rate Loan, Term CORRA Loan or Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 3.12(b) In the case of a Eurocurrency Rate Loan, the amount of such loss or expense shall be determined, in the applicable Lender’s reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurocurrency Rate Loans in the London or other applicable offshore interbank market for such Currency, whether or not such Eurocurrency Rate Loan was in fact so funded, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the reasonable basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Borrower under this Section 3.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 3.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances,

54 loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Eurocurrency Rate) or the Issuing Lender; (ii) subject the Administrative Agent, the Issuing Lender, or any Lender, as applicable, to any Taxes on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Indemnified Taxes, (B) Connection Income Taxes, and (C) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes); or (iii) impose on any Lender or the Issuing Lender or (with respect to Eurocurrency Rate Loans) the London or other applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or the Issuing Lender, the Borrower shall promptly pay to any such Lender or the Issuing Lender such additional amount or amounts as will compensate such Lender or the Issuing Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or the Issuing Lender or such Lender’s or Issuing Lender’s holding company, if any, regarding capital requirements or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Issuing Lender or the Extensions of Credit made by such Lender or the Issuing Lender to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy or liquidity), then from time to time upon written request of such Lender or the Issuing Lender the Borrower shall pay to such Lender or the Issuing Lender such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than ninety (90) days prior to the date that such Lender or the Issuing Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such

55 Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the ninety (90) day period referred to above shall be extended to include the period of retroactive effect thereof). (e) Change in Currency Controls, etc. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Required Lenders, (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders or (iv) such currency being a currency in which the Required Lenders are no longer willing to make such Loans (each circumstance described in clause (i), (ii), (iii) and (iv) above, a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Revolving Loans in such currency to which the Disqualifying Event applies or convert such Revolving Loans into the Dollar Equivalent of Revolving Loans in Dollars, subject to the other terms contained herein. SECTION 3.11 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Law; provided that if Applicable Law shall require the deduction or withholding of any Taxes (including any Other Taxes) from such payments, then (i) if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after making all required deductions or withholdings (including deductions and withholdings applicable to additional sums payable under this Section) the Administrative Agent, the Issuing Lender or the applicable Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower or the Administrative Agent, as applicable, shall make such deductions or withholdings and (iii) the Borrower or the Administrative Agent, as applicable, shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law. (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Issuing Lender and each Lender within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by (or required to be withheld or deducted on payments to) the Administrative Agent, the Issuing Lender or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a

56 certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (A) and (B) of Section 3.11(e)(ii)) shall not be required if in the Lender’s reasonable judgement such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a “United States person” as defined in Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) executed copies of IRS Form W- 9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter up on the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (A) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such income tax treaty, and (B) with respect to any other applicable payments under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such income tax treaty; (ii) executed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10-percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, or

57 (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; and (C) to the extent a Foreign Lender is legally entitled to do so, it shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower to determine the withholding or deduction required to be made. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of such party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the indemnified party, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will an indemnified party be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place such indemnified party, as applicable, in a less favorable net after-Tax position than such indemnified party, as applicable, would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require an indemnified party to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. (g) Survival. Without prejudice to the survival of any other agreement of the parties hereunder, the agreements and obligations of the parties contained in this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the payment in full of the Obligations and the termination of the Commitment. (h) FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section

58 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.11(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (i) Lender Indemnity of Agent. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.10(d)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (i). (j) For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (k) For purposes of this Section 3.11, the term “Lender” includes the Issuing Lender and the term “Applicable Law” includes FATCA. SECTION 3.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.10, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.10 or Section 3.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11 (and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.12(a)), or if any Lender is a Non- Consenting Lender or a Defaulting Lender hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.10), all of its interests, rights and obligations under this Agreement and the related Loan

59 Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.10; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, unpaid interest accrued thereon to the date of such assignment, unpaid fees accrued thereon to the date of such assignment and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.10 or payments required to be made pursuant to Section 3.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this Section 3.12 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent; provided, further that any such documents shall be without recourse to or warranty by the parties thereto. (c) Selection of Lending Office. Subject to Section 3.12(a), each Lender may make any Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 3.13 Incremental Revolving Loans. (a) At any time prior to the Revolver Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more incremental revolving credit commitments (any such incremental revolving credit commitment, an “Incremental Revolving Commitment”) to make incremental Revolving Loans (any such incremental Revolving Loans, an “Incremental Revolving Loan”); provided that (i) the total aggregate amount for all such Incremental Revolving Commitments established pursuant to this Section 3.13 shall not exceed $375,000,000, (ii) the Borrower shall be permitted to request an Incremental Revolving Commitment only once per calendar quarter and (iii) the total aggregate amount for each Incremental Revolving Commitment shall not be less

60 than $10,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (i). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any Incremental Revolving Loan Commitment shall be effective, which shall be a date not less than fifteen (15) Business Days after the date on which such notice is delivered to the Administrative Agent. The Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, the Issuing Lender and the Swing Line Lender, to provide an Incremental Revolving Commitment (any such Person, an “Incremental Revolving Lender”). Any Revolving Lender or any Incremental Revolving Lender offered or approached to provide all or a portion of any Incremental Revolving Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Commitment. Any Incremental Revolving Commitment shall become effective as of such Increased Amount Date; provided that: (A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to any Incremental Revolving Commitment or Incremental Revolving Loan; (B) each Incremental Revolving Loan shall be a “Revolving Loan” for all purposes hereof and shall be subject to the same terms and conditions as all other Revolving Loans; (C) the outstanding Revolving Loans and credit exposure in respect of Swing Line Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Revolving Lenders (including the Incremental Revolving Lenders providing such Incremental Revolving Loans) in accordance with their revised Commitment Percentages (and the Revolving Lenders (including the Incremental Revolving Lenders providing such Incremental Revolving Loans) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 3.9 in connection with such reallocation as if such reallocation were a repayment); (D) such Incremental Revolving Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, the Administrative Agent and the applicable Incremental Revolving Lenders (which Joinder Agreement may, without the consent of any other Revolving Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 3.13); and (E) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of the Borrower authorizing such Incremental Revolving Loan) reasonably requested by Administrative Agent in connection with any such transaction. (b) On any Increased Amount Date on which any Incremental Revolving Commitment becomes effective, each Incremental Revolving Lender with an Incremental Revolving Commitment shall become a Lender hereunder with respect to such Incremental Revolving Commitment. Thereafter it shall be entitled to the same voting rights as the existing Revolving Lenders under the Revolving Credit Facility and shall be included in any determination of the Required Lenders. The Incremental Revolving Lenders will not constitute a separate voting class for any purposes under this Agreement. SECTION 3.14 Extension of Revolver Maturity Date. (a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 90 days and not later than 30 days prior to any anniversary of the Closing Date (each an “Extension Date”), request that each Lender extend such Lender’s

61 Revolver Maturity Date for an additional 364 days from the Revolver Maturity Date then in effect hereunder (the “Existing Termination Date”); provided that the Borrower shall only be permitted to exercise two requests for an extension and in no event shall the Revolver Maturity Date for any Lender be extended beyond March 25, 2032. (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is ten (10) Business Days after receipt of notice from the Administrative Agent of the Borrower’s request for an extension (the “Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each such Lender that determines to so extend its Revolver Maturity Date, being an “Extending Lender” and each Lender that determines not to so extend its Revolver Maturity Date, being a “Non-Extending Lender”). In the event that a Lender that does not so advise the Administrative Agent on or before the Notice Date such Lender shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 15 days prior to the applicable Extension Date (or, if such date is not a Business Day, on the next preceding Business Day). (d) Additional Commitment Lenders. If (and only if) the Required Lenders have agreed to extend the Revolver Maturity Date then in effect hereunder, the Borrower shall have the right at any time prior to the date 30 days prior to the existing Revolver Maturity Date applicable to any Non-Extending Lender to replace such Non-Extending Lender with, and add as “Lenders” under this Agreement, one or more Persons which would be permitted assignees pursuant to Section 10.10 (each, an “Additional Commitment Lender”) in accordance with the provisions contained in Section 10.10, each of which Additional Commitment Lenders shall have entered into an Assignment Agreement pursuant to which such Additional Commitment Lender shall, effective as of the date of the Assignment Agreement, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date). (e) Minimum Extension Requirement. If (and only if) the Required Lenders have agreed to extend the Revolver Maturity Date then in effect hereunder as described in this Section 3.14, then, effective as of such Extension Date, the Revolver Maturity Date of each Extending Lender and each Additional Commitment Lender shall be extended to the date falling 364 days after the Existing Termination Date (except that, if such date is not a Business Day, such date shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement; provided, however, that there shall be no change in the Revolver Maturity Date of any Non- Extending Lender that has not been replaced by an Additional Commitment Lender (each a “Non-Replaced Lender”). (f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Revolver Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto; (ii) the representations and warranties contained in Article V shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, shall be true and correct in all respects) on and as of the date of such extension and after giving effect thereto, as though made on and as of such date, except to the extent

62 any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, shall have been true and correct in all respects) on and as of such earlier date; (iii) since the later of the date of the financial statements most recently (as of the Notice Date for the applicable extension) available under Section 6.1(a) or (b) or the date of the most recent (as of the Notice Date for the applicable extension) current report on Form 8K filed by the Borrower with the Securities and Exchange Commission, no event, circumstance or development shall have occurred that constitutes, has had or could reasonably be expected to constitute or to have a Material Adverse Effect; (iv) the Borrower shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer as to the satisfaction of conditions (i)-(iii) immediately above on the date of the applicable extension; and (v) on the Revolver Maturity Date of each Non-Replaced Lender, the Borrower shall prepay any Revolving Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.9) to the extent necessary to repay, nonratably, the Loans of such Non- Replaced Lenders and the Revolving Commitment of such Non-Replaced Lenders shall be terminated. The Commitment Percentages of the remaining Lenders shall be revised as of such date. (g) Conflicting Provisions. This Section shall supersede any provisions in Section 3.4 or Section 10.2 to the contrary. SECTION 3.15 Cash Collateral. (a) At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, the Issuing Lender (with a copy to the Administrative Agent) or the Swing Line Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 3.16(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the Swing Line Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swing Line Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, the Issuing Lender and the Swing Line Lender as herein, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 3.15 or Section 3.16 in respect of Letters of Credit and Swing Line Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swing Line Loans (including, as to Cash Collateral

63 provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 3.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lender and the Swing Line Lender that there exists excess Cash Collateral; provided that, subject to Section 3.16, the Person providing Cash Collateral, the Issuing Lender and the Swing Line Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. SECTION 3.16 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swing Line Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lender and the Swing Line Lender with respect to such Defaulting Lender in accordance with Section 3.15; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.15; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swing Line Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swing Line Loans were issued at

64 a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swing Line Loans owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swing Line Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Commitments under the applicable Revolving Credit Facility without giving effect to Section 3.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Each Defaulting Lender shall be entitled to receive a facility fee for any period during which such Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Commitment Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Section 3.15. (B) Each Defaulting Lender shall be entitled to receive Letter of Credit commissions pursuant to Section 2.7(c)(i) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 3.15. (C) With respect to any facility fee or Letter of Credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the Issuing Lender and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the non-Defaulting Lenders in accordance with their respective Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Outstandings of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving Commitment. Subject to Section 10.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swing Line Loans in

65 an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 3.15. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Issuing Lender and the Swing Line Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with their respective Commitment Percentages (without giving effect to Section 3.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE IV CONDITIONS OF CLOSING AND BORROWING SECTION 4.1 Conditions to Closing and Initial Loans. The effectiveness hereof and the obligation of the Lenders to close this Agreement and to make the initial Loans is subject to the satisfaction of each of the following conditions on or prior to the Closing Date: (a) Executed Loan Documents. This Agreement, a Note or Notes in favor of each Lender requesting a Note or Notes, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto and shall be (but for satisfaction of the conditions set forth in this Section 4.1) in full force and effect. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that all representations and warranties of such Person contained in Article V are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, is true and correct in all respects) on and as of the Closing Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, was true and correct in all respects) on and as of such earlier date; that the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents as of the Closing Date; that, after giving effect to any Loans to be made on the Closing Date, no Default or Event of Default has occurred and is continuing as of the Closing Date; and that no event has occurred or condition arisen since October 27, 2024 that has had a Material Adverse Effect. (ii) Borrower’s Certificate of Secretary. A certificate of the corporate secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of

66 the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (B) the bylaws or other governing document of the Borrower as in effect on the Closing Date and (C) resolutions duly adopted by the board of directors (or other governing body) of the Borrower authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of organization and of Minnesota. (iv) Opinions of Counsel. Favorable opinions of internal counsel of the Borrower and of Faegre Drinker Biddle & Reath LLP, special outside counsel to the Borrower, each addressed to the Administrative Agent and the Lenders who are parties hereto on the Closing Date with respect to the Borrower, the Loan Documents and such other matters as the Administrative Agent shall reasonably request, which opinion shall permit reliance (subject to customary conditions) by permitted successors of the Administrative Agent and permitted assignees of the Lenders. (c) Financial Matters. (i) Payment at Closing. The Borrower shall have paid (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due hereunder and (B) to the extent invoiced at least one Business Day prior to the Closing Date, all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings. Such estimated fees, charges and disbursements shall be reconciled to the actual amount of such fees, charges and disbursements post-closing, and an adjustment paid by the Borrower to the Administrative Agent or by the Administrative Agent to the Borrower, as appropriate, so that after such adjustment payment the Borrower has paid the actual reasonable fees, charges and disbursements. (d) Miscellaneous. (i) Notice of Borrowing. If a borrowing is requested to be made on the Closing Date, the Administrative Agent shall have received a Notice of Borrowing from the Borrower in accordance with Section 2.2, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed. (ii) Patriot Act, etc. The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Act. (iii) Borrower Authorizations. All authorizations (if any) of the board of directors and stockholders of the Borrower required by the Delaware General Corporation Law or the certificate of incorporation or bylaws by the Borrower to approve the transactions effected pursuant to the Loan Documents shall have been obtained and shall be in full force and effect. (iv) Material Adverse Effect. No event has occurred or condition arisen since October 27, 2024 which has had a Material Adverse Effect.

67 (v) Payoff of Existing Credit Agreement. All amounts owing under the Existing Credit Agreement (other than contingent indemnification obligations) shall be substantially contemporaneously paid in full, it being understood that such payments may be made out of the proceeds of drawings under the Loan Documents. (vi) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement. SECTION 4.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make any Loan, and/or the Issuing Lender to issue, extend, renew or increase any Letter of Credit, are subject to the satisfaction of the following conditions precedent on the relevant borrowing and/or issuance, extension, renewal or increase date: (a) Representations and Warranties. The representations and warranties contained in Article V shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, shall be true and correct in all respects) on and as of such borrowing date with the same effect as if made on and as of such date, except to the extent any such representation and warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall remain true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, shall remain true and correct in all respects) as of such earlier date; provided however that the representation and warranty set forth in the third sentence of Section 5.11 shall be made only as of the Closing Date. (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance, extension, renewal or increase date with respect to such Letter of Credit or after giving effect to the issuance, extension, renewal or increase of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or Letter of Credit Application from the Borrower in accordance with Section 2.2. (d) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (e) Alternative Currency Extensions of Credit. In the case of an Extension of Credit to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the Required Lenders would make it impracticable for such Extension of Credit to be denominated in the relevant Alternative Currency.

68 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BORROWER To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 4.2, that: SECTION 5.1 Organization; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Material Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization except to the extent that failure to be so duly organized, validly existing and in good standing would not have a Material Adverse Effect. The Borrower and each of its Subsidiaries are qualified to do business in and are in good standing under the laws of each jurisdiction in which failure to be so qualified would have a Material Adverse Effect. Neither the Borrower nor any Subsidiary thereof is an Affected Financial Institution. SECTION 5.2 Authorization Enforceability. The Borrower has the corporate power and authority and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 5.3 Compliance with Laws, Etc. The execution, delivery and performance by the Borrower of the Loan Documents in accordance with their respective terms, the Loans hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) violate any Applicable Law, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Material Subsidiaries, (c) conflict with, result in a breach of or constitute a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Material Subsidiaries or any Governmental Approval relating to any such Person, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any such Person or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority, except in each case referred to in clause (a), (c), (d) or (e), to the extent that any such violation, conflict, breach, default, Lien, requirement for consent or authorization, filing or other act, in any such case, could not reasonably be expected to have a Material Adverse Effect. SECTION 5.4 Compliance with Law; Governmental Approvals. The Borrower and each of its Material Subsidiaries is in compliance with all Applicable Laws relating to it or any of its respective properties except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. SECTION 5.5 Tax Returns and Payments. All federal and all other material tax returns and reports of the Borrower and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all material assessments, fees and other

69 governmental charges upon the Borrower and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable, excluding any such tax, assessment, charge or claim being contested in good faith by appropriate proceedings, so long as (a) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (b) in the case of a tax, assessment, charge or claim which has or may become a Lien against any of the properties or assets of the Borrower or its Subsidiaries, the Lien is not being enforced by foreclosure or sale of any portion of such properties or assets to satisfy such charge or claim or is otherwise permitted by this Agreement, except in each case where the failure to make such filing or payment, as applicable, could not be reasonably expected to have a Material Adverse Effect. SECTION 5.6 [Reserved]. SECTION 5.7 Environmental Matters. To the knowledge of the Borrower, the Borrower and each of its Subsidiaries are in compliance with all applicable Environmental Laws other than those which would not have a Material Adverse Effect on the ability of the Borrower to perform its obligations hereunder. Neither the Borrower nor any Subsidiary has received notice of any claims that any of them is not in compliance in all material respects with any Environmental Laws other than those which would not have a Material Adverse Effect on the ability of the Borrower to perform its obligations hereunder. SECTION 5.8 Employee Benefit Matters. (a) No ERISA Event which would have a Material Adverse Effect has occurred or is reasonably expected to occur with respect to any Pension Plan or a Multiemployer Plan. (b) Schedule B (Actuarial Information) to the most recently completed annual report prior to the Effective Date (Form 5500 Series) for each Pension Plan, which report has been filed with the Internal Revenue Service by the Borrower or an ERISA Affiliate, is complete and, to the best knowledge of the Borrower, accurate, and since the date of such Schedule B there has been no material adverse change in the funding status of any such Pension Plan. (c) Neither the Borrower nor any ERISA Affiliate has incurred, or, to the best knowledge of the Borrower, is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which has not been satisfied and which is reasonably expected to cause a Material Adverse Effect. (d) Neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent, within the meaning of Title IV of ERISA, and, to the best knowledge of the Borrower, no Multiemployer Plan is reasonably expected to be insolvent within the meaning of Title IV of ERISA. SECTION 5.9 Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. SECTION 5.10 Investment Company. The Borrower is not an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940, as amended).

70 SECTION 5.11 Financial Statements; No Material Adverse Change. The audited and unaudited Consolidated financial statements of the Borrower for the Fiscal Year ended October 27, 2024 and for the fiscal quarter ended January 26, 2025 fairly present in all material respects the Consolidated financial position of the Borrower and its Subsidiaries as at the dates thereof, and the Consolidated results of the operations and cash flows of the Borrower and its Subsidiaries for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except for the absence of footnotes in unaudited financial statements). Since October 27, 2024, there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. SECTION 5.12 [Reserved]. SECTION 5.13 Titles to Properties. The Borrower and each of its Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of the personal property and assets reflected as owned by it in the most recent Consolidated financial statements of the Borrower provided to the Administrative Agent pursuant to Section 6.1 hereof or of the Existing Credit Agreement, except those which have been disposed of by the Borrower and its Subsidiaries subsequent to the date of such financial statements in a transaction not prohibited hereunder or under the Existing Credit Agreement. SECTION 5.14 [Reserved]. SECTION 5.15 Litigation. Except as disclosed in Borrower’s last 10-Q filed before the Closing Date, there are no actions, suits or proceedings pending nor, to the knowledge of any Responsible Officer of the Borrower, threatened against or in any other way relating adversely to or affecting the Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that (a) has had or could reasonably be expected to have a Material Adverse Effect, or (b) materially adversely affects any transaction contemplated hereby. SECTION 5.16 Absence of Defaults. No Default or an Event of Default has occurred and is continuing. SECTION 5.17 Anti-Corruption Laws and Sanctions. (a) None of (i) the Borrower, any Subsidiary or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Revolving Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

71 (c) Each of the Borrower and its Subsidiaries, and to the knowledge of the Borrower, each director, officer, employee, agent and Affiliate of the Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws and all Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Extension of Credit have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 6.9. SECTION 5.18 [Reserved]. SECTION 5.19 Disclosure. No financial statement, report, certificate or other information furnished in writing by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole with all other such financial statements, reports, certificates and other information so furnished, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. All of the information included in any Beneficial Ownership Certification is true and correct. ARTICLE VI AFFIRMATIVE COVENANTS Until all the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), and the Commitments terminated: SECTION 6.1 Financial and Other Reporting. The Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent’s Office at the address set forth in Section 10.1: (a) As soon as practicable and in any event within forty-five (45) days (or, if earlier, on the date of any required public filing thereof) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended April 27, 2025), an unaudited Consolidated statement of financial position of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of operations, changes in shareholders’ investment and cash flows and a report containing management’s discussion and analysis of such financial statements for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all prepared by the Borrower in accordance with GAAP and certified by the chief financial officer of the Borrower to present fairly in all material respects the Consolidated financial condition of the Borrower and its Subsidiaries as of their respective dates and the Consolidated results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments and the absence of footnotes; (b) As soon as practicable and in any event within seventy (70) days (or, if earlier, on the date of any required public filing thereof) after the end of each Fiscal Year (commencing with the fiscal year ended October 26, 2025), an audited Consolidated statement of financial position of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of operations, changes in shareholders’ investment and cash flows and a report containing management’s discussion and analysis of such financial statements for the Fiscal Year then ended, including the notes thereto, all prepared in accordance with GAAP. Such annual financial statements shall be audited by Ernst & Young LLP or other

72 independent certified public accounting firm of recognized national standing and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Borrower or any of its Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP; (c) At each time financial statements are delivered pursuant to Sections 6.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, an Officer’s Compliance Certificate; (d) [Reserved]; (e) Promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable “know your customer” regulations and Anti-Money Laundering Laws or Anti-Corruption Laws (including, without limitation, the Act), as from time to time reasonably requested by the Administrative Agent or any Lender; (f) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (g) [Reserved]; (h) Promptly after any Responsible Officer of the Borrower becoming aware of the occurrence thereof, written notice of: (i) the commencement of any proceeding or investigation by or before any Governmental Authority or any action or proceeding in any court or before any arbitrator against or involving the Borrower or any of its Subsidiaries or any of their respective properties, assets or businesses that could reasonably be expected to have a Material Adverse Effect; (ii) (A) any Default or Event of Default or (B) any other event or development which could reasonably be expected to have a Material Adverse Effect; and (iii) any ERISA Event with respect to any Pension Plan which, alone or together with other ERISA Events which have occurred, might result in liability of the Borrower or any of its ERISA Affiliates in excess of $10,000,000 (or, in the case of events described in clause (v) of the definition of ERISA Event, $750,000) (other than for premiums payable under Title IV of ERISA). (i) Promptly after such request, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request. Documents required to be delivered pursuant to this Section 6.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide copies of the Officer’s Compliance Certificates required by Section

73 6.1(c) to the Administrative Agent in accordance with the procedures set forth in Section 10.1. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak Online or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (v) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (w) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Lenders and the Issuing Lender to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.11); (x) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” (y) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor;” and (z) all Borrower Materials publicly filed with the SEC shall be deemed marked “PUBLIC” and permitted to be made available through a portion of the Platform designated “Public Investor.” SECTION 6.2 Preservation of Corporate Existence and Related Matters. The Borrower will, and will cause each of its Material Subsidiaries to, (a) except as permitted by Section 7.3, preserve and maintain the separate corporate existence of the Borrower and (except where failure to do so could not reasonably be expected to have a Material Adverse Effect) all rights, franchises, licenses and privileges necessary to the conduct of the business of the Borrower and its Subsidiaries, and (b) qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction, in each case in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. SECTION 6.3 Maintenance of Property and Licenses. The Borrower will, and will cause each of its Subsidiaries to, protect and preserve all properties necessary in and material to its business, maintain, in full force and effect in all material respects, each material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 6.4 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law (including, without limitation, hazard and business interruption insurance). Such insurance may be provided by captive insurance Subsidiaries, provided that (a) the terms of such insurance, including the risks covered by such insurance, are customary for companies of similar size engaged in similar businesses and (b) each captive insurance Subsidiary maintains insurance reserves sufficient to satisfy all applicable regulatory requirements; provided that if no regulatory requirements relating to reserves apply to a captive insurance Subsidiary, such captive insurance Subsidiary shall maintain adequate insurance

74 reserves in accordance with prudent industry practice in connection with the risks covered by such captive insurance Subsidiary. SECTION 6.5 Accounting Methods and Financial Records. The Borrower will, and will cause each of its Subsidiaries to, maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties. SECTION 6.6 Payment of Taxes and Other Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay and perform all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, except where the failure to pay or perform such items could not reasonably be expected to have a Material Adverse Effect. SECTION 6.7 Compliance With Laws and Approvals. The Borrower will, and will cause each of its Subsidiaries to, observe and remain in compliance with all Applicable Laws (including Environmental Laws and the applicable provisions of ERISA and the regulations and published interpretations thereunder) and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Borrower will notify the Administrative Agent and each Lender that has previously received a Beneficial Ownership Certification of any change in the information provided in such Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and, promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. SECTION 6.8 Visits and Inspections; Lender Meetings. The Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Administrative Agent or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, at the Administrative Agent’s or such Lender’s expense, to visit and inspect its properties; inspect, audit and make extracts from its non-privileged books, records and files; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided, however, that, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall not exercise such rights more often than one time during any calendar year. SECTION 6.9 Use of Proceeds. The Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans to refinance outstanding obligations under the Existing Credit Agreement, for working capital and for other general corporate purposes of the Borrower and its Subsidiaries, including the financing of acquisitions that are not Hostile Acquisitions. The Borrower will not request any Extension of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use (on behalf of the Borrower or any of its Subsidiaries), the proceeds of any Extension of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if

75 conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VII NEGATIVE COVENANTS Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), and the Commitments terminated: SECTION 7.1 Minimum Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio to be less than 3.50 to 1.00 as of the end of any fiscal quarter. SECTION 7.2 Liens, Etc. The Borrower will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, unless the Borrower’s obligations hereunder shall be secured equally and ratably with, or prior to, any such Indebtedness; provided however that the foregoing restriction shall not apply to the following Liens which are permitted: (a) Liens on assets of any Subsidiary of the Borrower existing at the time such Person becomes a Subsidiary (other than any such Lien created in contemplation of becoming a Subsidiary); (b) purchase money Liens upon or in any property acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property (provided that the amount of Indebtedness secured by such Lien does not exceed 100% of the purchase price of such property and transaction costs relating to such acquisition); and Liens on any property acquired by the Borrower or any Subsidiary existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); and the interest of the lessor thereof in any property that is subject to a Capital Lease; (c) any Lien securing Indebtedness that was incurred prior to or during construction or improvement of property for the purpose of financing all or part of the cost of such construction or improvement, provided that the amount of Indebtedness secured by such Lien does not exceed 100% of the fair market value of such property after giving effect to such construction or improvement; (d) any Lien securing Indebtedness of a Subsidiary owing to the Borrower; (e) Liens resulting from any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Indebtedness secured by any Lien referred to in clauses (a), (b) and (c) above so long as (i) the aggregate principal amount of such Indebtedness shall not increase as a result of such extension, renewal or replacement and (ii) Liens resulting from any such extension, renewal or replacement shall cover only such property which secured the Indebtedness that is being extended, renewed or replaced; (f) Liens on accounts receivable resulting from the sale of such accounts receivable by the Borrower or a Subsidiary of the Borrower, so long as, at any time, the aggregate outstanding amount of

76 such accounts receivable does not, together with the amount of Indebtedness secured by Liens permitted by clause (g), exceed 10% of the Consolidated stockholder’s equity of the Borrower and its Subsidiaries; and (g) Liens other than Liens described in clauses (a) through (f) hereof, whether now existing or hereafter arising, securing Indebtedness in an aggregate amount that does not, together with the amount of accounts receivable subject to Liens permitted by clause (f), exceed the greater of $1,340,000,000 and 10% of the Consolidated total assets of the Borrower and its Subsidiaries. SECTION 7.3 Restrictions on Fundamental Changes. The Borrower will not, and will not permit any of its Material Subsidiaries to, merge or consolidate with or into any Person, or enter into any partnership, joint venture, syndicate, pool or other combination, unless no Event of Default or Default has occurred and is continuing or would result therefrom and, in the case of a merger or consolidation of the Borrower, (i) the Borrower is the surviving entity or (ii) the surviving entity assumes all of the Borrower’s obligations under this Agreement in a manner satisfactory to the Required Lenders; provided, that, in no event shall the Borrower or any Material Subsidiary (in the case of any Material Subsidiary, other than to the Borrower or any other Subsidiary) convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or a substantial portion of the Consolidated assets of the Borrower and its Subsidiaries (whether now owned or hereafter acquired). ARTICLE VIII DEFAULT AND REMEDIES SECTION 8.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of five (5) Business Days. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 6.1(h)(ii)(A), 6.2 (as to the corporate existence of the Borrower), 6.8 or 6.9 or Article VII. (e) Default in Performance of Other Covenants and Conditions. The Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in this

77 Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to the Borrower and (ii) a Responsible Officer of the Borrower having obtained knowledge thereof. (f) Indebtedness Cross-Default. The Borrower or any of its Material Subsidiaries shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired). (g) Change in Control. Any Change in Control shall occur. (h) Voluntary Bankruptcy Proceeding. The Borrower or any of its Material Subsidiaries shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing. (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower or any of its Material Subsidiaries in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any of its Material Subsidiaries or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered. (j) Failure of Agreements. Any material provision of this Agreement or any material provision of any other Loan Document shall for any reason cease to be valid and binding on the Borrower, other than as expressly permitted hereunder or thereunder or solely as a result of the acts or omissions by the Administrative Agent or any Lender or the Borrower shall so state in writing. (k) ERISA Event. The occurrence of (i) any ERISA Event where the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which the Borrower or any ERISA Affiliate is required to pay as contributions thereto to the extent such amounts exceed the Threshold Amount or (ii) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plans make a complete or partial withdrawal from any such Multiemployer Plan, the Multiemployer Plans notifies such

78 withdrawing employer that such employer has incurred a Withdrawal Liability requiring payments in an amount exceeding the Threshold Amount and such Withdrawal Liability in excess of the Threshold Amount is not remedied within ninety (90) days after the Borrower has knowledge of such notice. (l) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (to the extent not paid or covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of such judgment and has not denied or failed to acknowledge coverage thereof) to exceed the Threshold Amount shall be entered against the Borrower or any of its Material Subsidiaries by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof. SECTION 8.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower: (a) Acceleration; Termination of Commitment. (i) Terminate the Commitments, the Swing Line Lender’s commitment under Section 2.6 and the Issuing Lender’s L/C Commitment, and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Revolving Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 8.1(h) or (i), the Revolving Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, anything in this Agreement or in any other Loan Document to the contrary notwithstanding; and (ii) exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, demand that the Borrower shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the Minimum Collateral Amount of the aggregate then undrawn and unexpired amount of such Letter of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations in accordance with Section 8.4. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrower.

79 (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. SECTION 8.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. SECTION 8.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 8.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swing Line Lender in its capacity as such (ratably among the Administrative Agent, the Issuing Lender and Swing Line Lender in proportion to the respective amounts described in this clause First payable to them); Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees (ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them); Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations (ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them); Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and Reimbursement Obligations and to Cash Collateralize any L/C Obligations then outstanding (ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth held by them); and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. SECTION 8.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed

80 or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Document that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 3.3 and 10.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3 and 10.3. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Lender in any such proceeding. ARTICLE IX THE ADMINISTRATIVE AGENT SECTION 9.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably designates and appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Section 9.6, the provisions of this Article are solely for the benefit of the Administrative Agent, the Arrangers, the Issuing Lender and the Lenders (and their respective Related Parties), and neither the Borrower nor any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions. SECTION 9.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

81 SECTION 9.3 Exculpatory Provisions. The Administrative Agent, the Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers and their respective Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, any Arranger or any of their respective Related Parties in any capacity. The Administrative Agent, the Arrangers and their respective Related Parties shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.2 and Section 8.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower or a Lender. The Administrative Agent, the Arrangers and their respective Related Parties shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the utilization of the Issuing Lender’s L/C Commitment (it being understood and agreed that the Issuing Lender shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent) or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 9.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must

82 be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender, as applicable, unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Lender, as applicable, prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 9.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Revolving Credit Facility as well as activities as Administrative Agent. SECTION 9.6 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Borrower, the Lenders and the Issuing Lender that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders and the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender or the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Wells Fargo as Administrative Agent pursuant to this Section 9.6 shall also constitute its resignation as an Issuing Lender and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it

83 elects to, and Swing Line Lender, (ii) the retiring Issuing Lender and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. Any successor Administrative Agent shall deliver to the Borrower, on or about the date on which such successor Administrative Agent becomes the Administrative Agent hereunder, executed copies of the following documentation, as applicable (together with all required attachments thereto): (i) if such successor Administrative Agent is a “United States person” as defined Section 7701(a)(30) of the Code, IRS Form W-9 certifying that it is not subject to United States federal backup withholding tax, or (ii) if such successor Administrative Agent is not a “United States person” as defined in Section 7701(a)(30) of the Code, (A) with respect to fees received on its own behalf, IRS Form W-8ECI or any such other documentation prescribed by Applicable Law that would allow the Borrower to make payments to such successor Administrative Agent without deduction or withholding of any United States federal withholding taxes, and (B) with respect to payments it receives for the account of others, IRS Form W-8IMY certifying that it is either (1) a “qualified intermediary” and that it assumes primary withholding responsibility under Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility, or (2) a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of a trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a “Untied States person” with respect to such payments. SECTION 9.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender expressly acknowledges that none of the Administrative Agent, the Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, any Arranger or any of their respective Related Parties to any Lender or the Issuing Lender as to any matter, including whether the Administrative Agent, any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and the Issuing Lender expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Borrower and its Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend

84 credit hereunder and thereunder. Each Lender and the Issuing Lender also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower and its Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 9.7. SECTION 9.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, book manager, lead manager, arranger, lead arranger or co-arranger listed on the cover page or signature pages hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Issuing Lender or a Lender hereunder. SECTION 9.9 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

85 (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9.10 Erroneous Payments. (a) Each Lender and the Issuing Lender hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or Issuing Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment has been made (any such amounts specified in clauses (i) or (ii) of this Section 9.10(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or Issuing Lender, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or Issuing Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Lender and the Issuing Lender agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent in same day funds

86 at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent at the Overnight Rate. (c) The Borrower hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except to the extent such Erroneous Payment was comprised of funds actually received by the Administrative Agent from the Borrower in connection with this Agreement for application to such Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Lender, Issuing Lender, or the Administrative Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (d) Each party’s obligations under this Section 9.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE X MISCELLANEOUS SECTION 10.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail as follows: If to the Borrower: Hormel Foods Corporation One Hormel Place Austin, MN 55912 Attention of: Florence Makope, Vice President and Treasurer Telephone No.: (507) 437-5922 E-mail: fmakope@hormel.com With copies to: Hormel Foods Corporation One Hormel Place Austin, MN 55912 Attention of: Michael Clausman, Assistant Corporate Secretary Telephone No.: (507) 437-5457 E-mail: MWClausman@Hormel.com

87 If to Wells Fargo as Administrative Agent: Wells Fargo Bank, National Association MAC D01109.019 1525 West WT Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services E-mail: agencyservices.requests@wellsfargo.com If to any Lender: To the address set forth on the Register Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, including electronic mail, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). Any party hereto may change its address or electronic mail address for notices and other communications hereunder by notice to the other parties hereto. (b) Electronic Communications. Notices and other communications to the Borrower, the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower, the Issuing Lender and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested. SECTION 10.2 Amendments, Waivers and Consents. Except as set forth below, as set forth in Section 3.13(a)(D) or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall:

88 (a) increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the rate set forth in Section 3.1(c) during the continuance of an Event of Default; (d) change Section 3.6 or Section 8.4 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (including the requirements in the definition of “Alternative Currency” that specified matters be acceptable to or approved by all Lenders), without the written consent of each Lender directly affected thereby; (f) consent to the assignment or transfer by the Borrower of the Borrower’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 7.3), in each case, without the written consent of each Lender; (g) amend the definition of “Alternative Currency” without the written consent of each Lender directly affected thereby, other than as set forth below; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement (including any Letter of Credit Documents relating to any Letter of Credit issued or to be issued by it, and it is hereby understood and agreed that, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, in no event shall any Cash Collateral provided with respect to any Extended Letter of Credit be released without the prior written consent of the Issuing Lender); (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Article IX hereof; (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (v) each Letter of Credit Document and each cash collateral agreement or other document entered into in connection with an Extended Letter of Credit may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Document shall be promptly delivered to the Administrative Agent upon such amendment or waiver, (vi) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or

89 any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (vii) the Administrative Agent (and, if applicable, the Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 3.8(c) in accordance with the terms of Section 3.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby (i) agrees to be bound by any Joinder Agreement contemplated by Section 3.13(a)(D); provided that no such Joinder Agreement shall result in any increase in the amount of any Lender’s Commitments or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender and (ii) agrees that any amendment contemplated by the last sentence of the definition of “Applicable Margin” shall (in so far as it merely provides for the substitution of one or more new debt rating providers and does not change the amount of the margins set forth in the table in such definition) not be deemed an amendment subject to clause (c) above. Notwithstanding the foregoing, no amendment or amendment and restatement of this Agreement which is in all other respects approved by the Lenders in accordance with this Section 10.2 shall require the consent or approval of any Lender (i) which immediately after giving effect to such amendment or amendment and restatement, shall have no Commitment or other obligation to maintain or extend credit under this Agreement (as so amended or amended and restated), including, without limitation, any obligation in respect of any participation in any Swing Line Loan or Letter of Credit and (ii) which, substantially contemporaneously with the effectiveness of such amendment or amendment and restatement, shall have been paid in full all amounts owing to it hereunder (including, without limitation principal, interest and fees). From and after the effectiveness of any such amendment or amendment and restatement, any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto; provided, that any such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof would survive a termination of this Agreement. SECTION 10.3 Expenses; Indemnity. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facility provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Lender or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

90 (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims or civil penalties or fines assessed by OFAC), damages, liabilities and reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Claim related in any way to the Borrower or any of its Subsidiaries, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or the Borrower or any of its Subsidiaries, and regardless of whether any Indemnitee is a party thereto, or (v) any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted solely from (x) the gross negligence or willful misconduct of such Indemnitee, (y) a claim brought by the Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, or (z) a proceeding that does not involve or arise from an act or omission by the Borrower or any of the Borrower’s Affiliates and arises out of disputes solely among Indemnitees other than any claims against any Joint Lead Arranger, the Administrative Agent, the Issuing Lender or the Swing Line Lender in its capacity or in fulfilling its role as such, in each case, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender or any Related Party thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, or such Related Party, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Issuing Lender, as applicable, in connection with such capacity. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, none of the Borrower, the Administrative Agent, any other agent hereunder, any Lender, the Issuing Lender, any other party hereto, or any Indemnitee shall assert, and each such Person hereby waives, any

91 claim against any other such Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that the foregoing shall in no event limit the Borrower’s indemnification obligations under clause (b) above to the extent such special, indirect, consequential or punitive damages are included in any third- party claim in connection with which such Indemnitee is otherwise entitled to indemnification hereunder. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. SECTION 10.4 Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, the Swing Line Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swing Line Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender or the Swing Line Lender irrespective of whether or not such Lender, the Issuing Lender or the Swing Line Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender, the Issuing Lender or the Swing Line Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the Issuing Lender or the Swing Line Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender, the Swing Line Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swing Line Lender agree to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 10.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents, unless expressly set forth therein, and any claims, controversy, dispute, or cause of action (whether in contract, tort or otherwise and whether at law or in equity) based upon, arising out of, or relating to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, shall be governed by, construed and enforced in accordance with, the law of the State of New York, without reference to the conflicts or choice of law principles thereof. (b) Submission to Jurisdiction. The Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any

92 such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (c) Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. SECTION 10.6 Waiver of Jury Trial. (a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 10.7 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Issuing Lender, the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent. SECTION 10.8 Punitive Damages. The Administrative Agent, the Issuing Lender, the Lenders and the Borrower hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially. SECTION 10.9 Accounting Matters. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of

93 such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. SECTION 10.10 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower shall not assign or otherwise transfer any of its rights or obligations hereunder (except as permitted pursuant to Section 7.3) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Facility;

94 (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consents of the Issuing Lender and the Swing Line Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (provided, that only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of

95 this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.8, 3.9, 3.10, 3.11 and 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in San Francisco, California, a copy of each Assignment and Assumption and each Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower, the Issuing Lender or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 10.2 that directly affects such Participant and could not be affected by a vote of the Required Lenders. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.8, 3.9, 3.10 and 3.11 (subject to the requirements and limitations therein, including the requirements under Section 3.11(e) (it being understood that the documentation required under Section 3.11(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such Participant agrees to be subject to Section 3.6 as though it were a Lender.

96 (iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other Obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other Obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 3.10 and 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the entitlement to receive such greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or Farm Credit Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 10.11 Confidentiality. Each of the Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by, or required to be disclosed to, any rating agency, or regulatory or similar authority purporting to have jurisdiction over it (including any self- regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, Participant or proposed Participant, (ii) any actual or prospective counterparty (or its advisors) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding the Borrower and its Subsidiaries, the Loans and Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) with the consent of the Borrower, (h) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other

97 information customarily found in such publications, (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Lender, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, (j) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent, the Issuing Lender or any Lender or in accordance with the Administrative Agent’s, the Issuing Lender’s or any Lender’s regulatory compliance policy if the Administrative Agent, the Issuing Lender or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent, the Issuing Lender or such Lender or any of its subsidiaries or affiliates or (k) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. For purposes of this Section, “Information” means all information received from any the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Lender, or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding any provision of this Agreement to the contrary, the obligations of the Administrative Agent and the Lenders under this Section 10.11 shall survive termination of this Agreement for a period of one year thereafter and shall continue to bind any former Administrative Agent, Issuing Lender or Lender who ceases to be a party to this Agreement for a period of one year thereafter. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person. SECTION 10.12 Performance of Duties. The Borrower’s obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense. SECTION 10.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied (other than contingent indemnification obligations not then due), any of the Commitments remain in effect or the Revolving Credit Facility has not been terminated. SECTION 10.14 Survival. (a) All representations and warranties set forth in Article V and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article X and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall

98 protect the Administrative Agent and the Lenders against events arising after such termination as well as before. SECTION 10.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 10.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 10.17 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swing Line Lender and/or any of the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an

99 Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 10.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full and the Commitments have been terminated (or been Cash Collateralized). No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 10.19 USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the Act or any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act or such Anti-Money Laundering Laws. SECTION 10.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

100 SECTION 10.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature pages follow]

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above. BORROWER: HORMEL FOODS CORPORATION, a Delaware corporation By: /s/ Florence Makope Name: Florence Makope Title: Vice President and Treasurer

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT AGENTS AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Lender and a Lender By: /s/ Ryan Tegeler Name: Ryan Tegeler Title: Vice President

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Adam J. Kultgen Name: Adam J. Kultgen Title: Senior Vice President

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT COBANK, ACB, as a Lender By: /s/ Jared A Greene Name: Jared A Greene Title: Assistant Corporate Secretary

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT THE NORTHERN TRUST COMPANY, as a Lender By: /s/ Jack Stibich Name: Jack Stibich Title: Second Vice President

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Stephen J. O’Hara Name: Stephen J. O’Hara Title: Senior Vice President

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT BARCLAYS BANK PLC, as a Lender By: /s/ Christopher M. Aitkin Name: Christopher M. Aitkin Title: Director

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Jillian Clemons Name: Jillian Clemons Title: Senior Vice President

HORMEL FOODS CORPORATION (2025) CREDIT AGREEMENT DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director By: /s/ Alison Lugo Name: Alison Lugo Title: Vice President

14029646v3 2 EXHIBIT A to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORMS OF NOTES

REVOLVING CREDIT NOTE __________, 20__ FOR VALUE RECEIVED, the undersigned, Hormel Foods Corporation, a Delaware corporation (the “Borrower”), promises to pay to the order of _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the unpaid principal amount of all Revolving Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Revolving Credit Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 3.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in lawful currency of the United States (except as otherwise provided in Section 3.4 of the Credit Agreement) in immediately available funds to the account designated in the Credit Agreement. This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.

IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note as of the day and year first above written. HORMEL FOODS CORPORATION By: Name: Title:

SWING LINE NOTE __________, 20__ FOR VALUE RECEIVED, the undersigned, Hormel Foods Corporation, a Delaware corporation (the “Borrower”), promises to pay to the order of _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the unpaid principal amount of all Swing Line Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Swing Line Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 2.6(d) of the Credit Agreement. All payments of principal and interest on this Swing Line Note shall be payable in lawful currency of the United States in immediately available funds to the account designated in the Credit Agreement. This Swing Line Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swing Line Note and on which such Obligations may be declared to be immediately due and payable. THIS SWING LINE NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Swing Line Note.

IN WITNESS WHEREOF, the undersigned has executed this Swing Line Note as of the day and year first above written. HORMEL FOODS CORPORATION By: Name: Title:

EXHIBIT B to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING Dated as of: _____________ Wells Fargo Bank, National Association MAC D01109.019 1525 West WT Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services E-mail: agencyservices.requests@wellsfargo.com Ladies and Gentlemen: This irrevocable Notice of Borrowing is delivered to you pursuant to Section 2.2(a) of the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. 1. The Borrower hereby requests that the Lenders make a Revolving Loan to the Borrower in the aggregate principal amount of ___________ denominated in __________. (Complete with an amount and the Alternative Currency thereof, if applicable) in accordance with Section 2.2(a) of the Credit Agreement.) 2. The Borrower hereby requests that such Loan be made on the following Business Day: _____________________. (Complete with a Business Day in accordance with Section 2.2(a) of the Credit Agreement.) 3. The Borrower hereby requests that such Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below: Interest Rate1 Interest Period2 (if applicable) Termination Date for Interest Period (if applicable) 1 Complete with the Base Rate, Adjusted Term SOFR, Adjusted Daily Simple RFR, Adjusted Eurocurrency Rate or Adjusted Term CORRA for such Loan. 2 To be included for Term SOFR Loans, Term CORRA Loans or Eurocurrency Rate Loans only.

4. The aggregate principal amount of all Revolving Loans outstanding as of the date hereof (including the Loan requested herein) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. 5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan. 6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above. HORMEL FOODS CORPORATION By: Name: Title:

EXHIBIT C to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF NOTICE OF ACCOUNT DESIGNATION

NOTICE OF ACCOUNT DESIGNATION Dated as of: _________ Wells Fargo Bank, National Association MAC D01109.019 1525 West WT Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services E-mail: agencyservices.requests@wellsfargo.com Ladies and Gentlemen: This Notice of Account Designation is delivered to you pursuant to Section 2.2(b) of the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. 1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s): ____________________________ ABA Routing Number: _________ Account Number: _____________ 2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent. 3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the day and year first written above. HORMEL FOODS CORPORATION By: Name: Title:

EXHIBIT D to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF NOTICE OF PREPAYMENT

NOTICE OF PREPAYMENT Dated as of: _____________ Wells Fargo Bank, National Association MAC D01109.019 1525 West WT Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services E-mail: agencyservices.requests@wellsfargo.com Ladies and Gentlemen: This irrevocable Notice of Prepayment is delivered to you pursuant to Section 2.3(c) of the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. 1. The Borrower hereby provides notice to the Administrative Agent that it shall repay [Base Rate Loans], [Term SOFR Loans], [Term CORRA Loans], [Daily Simple RFR Loans] and/or [Eurocurrency Rate Loans] in the aggregate amount of _______________ denominated in _____________ constituting Revolving Loans. (Complete with an amount (and the Alternative Currency thereof, if applicable) in accordance with Section 2.3(c) of the Credit Agreement.) 2. The Borrower shall repay the above-referenced Loans on the following Business Day: _______________. (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any Base Rate Loan, (ii) three (3) RFR Business Days subsequent to the date of this Notice of Prepayment with respect to any Term SOFR Loan or Term CORRA Loan, (iii) five (5) RFR Business Days subsequent to the date of this Notice of Prepayment with respect to an RFR Loan (other than a Term CORRA Loan) denominated in any Alternative Currency and (iv) four (4) Eurocurrency Banking Days subsequent to the date of this Notice of Prepayment with respect to any Eurocurrency Rate Loan denominated in an Alternative Currency). 3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above. HORMEL FOODS CORPORATION By: Name: Title:

EXHIBIT E to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION Dated as of: _____________ Wells Fargo Bank, National Association MAC D01109.019 1525 West WT Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services E-mail: agencyservices.requests@wellsfargo.com Ladies and Gentlemen: This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 3.2 of the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. 1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.) ( ) Converting all or a portion of a Base Rate Loan into a Term SOFR Loan (a) The aggregate outstanding principal balance of such Revolving Loan is $_______________. (b) The principal amount of such Loan to be converted is $_______________. (c) The requested effective date of the conversion of such Loan is _______________. (d) The requested Interest Period applicable to the converted Loan is _______________. ( ) Converting all or a portion of a Term SOFR Loan into a Base Rate Loan (a) The aggregate outstanding principal balance of such Revolving Loan is $_______________. (b) The last day of the current Interest Period for such Loan is _______________. (c) The principal amount of such Loan to be converted is $_______________.

(d) The requested effective date of the conversion of such Loan is _______________. ( ) Continuing all or a portion of a Term SOFR Loan as a Term SOFR Loan (a) The aggregate outstanding principal balance of such Revolving Loan is $ _______________. (b) The last day of the current Interest Period for such Loan is _______________. (c) The principal amount of such Loan to be continued is $ _______________. (d) The requested effective date of the continuation of such Loan is _______________. (e) The requested Interest Period applicable to the continued Loan is _______________. ( ) Continuing all or a portion of a Eurocurrency Rate Loan as a Eurocurrency Rate Loan (a) The aggregate outstanding principal balance of such Revolving Loan is _______________ denominated in [_____________]. (b) The last day of the current Interest Period for such Loan is _______________. (c) The principal amount of such Loan to be continued is _______________ denominated in [______________]. (d) The requested effective date of the continuation of such Loan is _______________. (e) The requested Interest Period applicable to the continued Loan is _______________. ( ) Continuing all or a portion of a Term CORRA Loan as a Term CORRA Loan (a) The aggregate outstanding principal balance of such Revolving Loan is _______________ denominated in Canadian Dollars. (b) The last day of the current Interest Period for such Loan is _______________. (c) The principal amount of such Loan to be continued is _______________ denominated in Canadian Dollars.

(d) The requested effective date of the continuation of such Loan is _______________. (e) The requested Interest Period applicable to the continued Loan is _______________. 2. The aggregate principal amount of all Revolving Loans outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. 3. All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such conversion or continuation. 4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above. HORMEL FOODS CORPORATION By: Name: Title:

EXHIBIT F to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF OFFICER’S COMPLIANCE CERTIFICATE

OFFICER’S COMPLIANCE CERTIFICATE Dated as of: ___________ The undersigned, on behalf of Hormel Foods Corporation, a corporation organized under the laws of Delaware (the “Borrower”), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows: 1. This certificate is delivered to you pursuant to Section 6.1(c) of the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 2. I have reviewed the financial statements of the Borrower and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present in all material respects the Consolidated financial condition of the Borrower and its Subsidiaries as of the dates indicated and the Consolidated results of their operations and cash flows for the period[s] indicated. 3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto]. 4. The Borrower is in compliance with the financial covenant contained in Section 7.1 of the Credit Agreement as shown on the attached Schedule 1 and the Borrower and its Subsidiaries are in compliance with the other covenants and restrictions contained in the Credit Agreement [except, if the Borrower and/or its Subsidiaries are not in compliance, describe the nature and period of existence of such non-compliance and what action the Borrower has taken, is taking and proposes to take with respect thereto]. [Signature Page Follows]

2 WITNESS the following signature as of the day and year first written above. HORMEL FOODS CORPORATION By: Name: Title:

14029646v3 SCHEDULE 1 to Officer’s Compliance Certificate This Schedule 1 is attached to and made a part of an Officer’s Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Section references herein relate to sections of the Credit Agreement. Ratio of Consolidated EBITDA to Consolidated Interest Expense, Section 7.1 a. Consolidated net income $_________ b. Interest expense $_________ c. Income tax expense $_________ d. Depreciation and amortization $_________ e. Non-cash extraordinary losses $_________ f. Non-cash losses from the sale, exchange, transfer or other disposition of property or assets $_________ g. Non-cash stock-based compensation expenses $_________ h. Non-recurring costs and expenses that are included in the calculation of EBITDA in the Borrower’s Annual Report $_________ i. Extraordinary gains $_________ j. Gains from the sale, exchange, transfer or other disposition of property or assets $_________ Consolidated EBITDA for the four fiscal quarters then ended (sum of a through h) minus i minus j $_________ Consolidated Interest Expense for the four fiscal quarters then ended $_________ Ratio of Consolidated EBITDA to Consolidated Interest Expense __: 1.0 Minimum permitted ratio 3.50:1.0

EXHIBIT G to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each]1 Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each an “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignees]2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [INSERT NAME OF ASSIGNOR] 2. Assignee(s): [INSERT NAME OF ASSIGNEE(S)] 3. Borrower: Hormel Foods Corporation 1 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 2 Select as appropriate. 3 Include bracketed language if there are either multiple Assignors or multiple Assignees.

4. Administrative Agent: Wells Fargo Bank, National Association, as the Administrative Agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement dated as of March 25, 2025 among Hormel Foods Corporation, as Borrower, the Lenders parties thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, supplemented or otherwise modified) 6. Assigned Interest: See Schedules attached hereto [7. Trade Date: ______________]4 [Remainder of Page Intentionally Left Blank] 4 To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: [ASSIGNOR [NAME OF ASSIGNOR]]5 By:______________________________ Title: ASSIGNEES See Schedules attached hereto 5 Not required to sign if the Assignment and Assumption is delivered pursuant to Section 3.12.

[Consented to and]6 Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Title: Consented to and Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swing Line Lender By: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender By: Title: [Consented to:]7 HORMEL FOODS CORPORATION By________________________________ Title: 6 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 7 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

SCHEDULE 1 To Assignment and Assumption By its execution of this Schedule, the Assignee agrees to the terms set forth in the attached Assignment and Assumption. Assigned Interests: Facility Assigned1 Aggregate Amount of Commitment/ Loans for all Lenders2 Amount of Commitment/ Loans Assigned3 Percentage Assigned of Commitment/ Loans4 CUSIP Number $ $ % $ $ % [NAME OF ASSIGNEE]5 [and is an Affiliate/Approved Fund of [identify Lender]6] By: Title: 1 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment. 2Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 3 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 5 Add additional signature blocks, as needed. 6 Select as applicable.

ANNEX 1 to Assignment and Assumption STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.10(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.10(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [any] the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the

2 obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBITS H-1 – H-4 to Credit Agreement dated as of March 25, 2025 by and among Hormel Foods Corporation, as Borrower, the Lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender FORMS OF U.S. TAX COMPLIANCE CERTIFICATE

EXHIBIT H-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Pursuant to the provisions of Section 3.11(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT H-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Pursuant to the provisions of Section 3.11(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT H-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Pursuant to the provisions of Section 3.11(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT H-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hormel Foods Corporation, a Delaware corporation (the “Borrower”), the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and Issuing Lender. Pursuant to the provisions of Section 3.11(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

Schedule 1.1 Commitments Lender Revolving Commitment Commitment Percentage Wells Fargo Bank, National Association $123,750,000.00 16.500000000% Bank of America, N.A. $123,750,000.00 16.500000000% JPMorgan Chase Bank, N.A. $123,750,000.00 16.500000000% U.S. Bank National Association $123,750,000.00 16.500000000% CoBank, ACB $50,000,000.00 6.666666667% The Northern Trust Company $50,000,000.00 6.666666667% PNC Bank, National Association $50,000,000.00 6.666666667% Barclays Bank PLC $35,000,000.00 4.666666667% HSBC Bank USA, National Association $35,000,000.00 4.666666667% Deutsche Bank AG New York Branch $35,000,000.00 4.666666667% TOTAL $750,000,000.00 100.000000000%